Championing a Smoke-Free World James Bushnell Vice President, Investor Relations & Financial Communications September 28, 2023 2 These materials are not intended for consumers. The purpose of these materials is not advertising, promotion or marketing of PMI products to consumers and they should not be regarded as an offer to sell, or solicitation of an offer to buy, any PMI products. Our products are sold only in compliance with the laws of the particular jurisdiction in which they are sold Exhibit 99.2

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3 Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 4

2023 Investor Day: Thursday, September 28, 2023

AGENDA (CET Time)

- **09:55** — **James Bushnell**
  Vice President, Investor Relations
  Welcome (Webcast Begins)
- **10:00** — **Jacek Olczak**
  Chief Executive Officer
  Presentation
- **11:00** — **Werner Barth**
  President Combustibles Category & Global Combustibles Marketing
  Presentation
- **11:30** — **Lars Dahlgren**
  President Smoke-Free Oral Products & CEO Swedish Match
  Presentation
- **12:15** — Buffet Lunch – Dining Room 8th Floor
- **13:15** — **Stefano Volpetti**
  President Smoke-Free Inhal. Products & CCO
  Presentation
- **14:00** — **Badrul Chowdhury**
  Chief Life Sciences Officer, Smoke-Free Products
  Presentation
- **14:30** — **Matthew Holman**
  VP & Chief Science & Reg Strategy Officer, U.S.
  Presentation
- **14:45** — **Emmanuel Babeau**
  Chief Financial Officer
  Presentation
- **15:30** — Coffee Break
- **15:45** — **Jacek, Olczak, Emmanuel Babeau & Presenters**
  Q&A
- **16:45** — **Jacek Olczak**
  Chief Executive Officer
  Wrap Up
- **17:00** — **James Bushnell**
  Vice President, Investor Relations
  Logistics for Breakout Sessions and Wrap Up (Webcast Ends)
- **17:00** — Break Out Sessions
- **18:30** — Cocktails – 12th Floor Terrace
- **19:30** — Dinner with Company Management – Dining Room 8th Floor
- **21:30** — Dinner concludes

5

PHILIP MORRIS INTERNATIONAL

2023 INVESTOR DAY

Championing a Smoke-Free World

Have you downloaded the new PMI Investor Relations App yet?

The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices

iOS Download

Android Download

Championing a Smoke-Free World Jacek Olczak Chief Executive Officer September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 • Transformation driving a more sustainable business, with superior growth and returns to shareholders over time • The greatest opportunity is still ahead:⎼ Significant further market potential for smoke-free products⎼ Swedish Match driving step-up in growth⎼ Untapped potential of U.S. for IQOS & ZYN <1% 35.4% 2015 Q2, 2023 4 Unprecedented Pace and Scale of PMI’s Transformation Smoke-Free Net Revenues(a) (% of Total PMI Net Revenues) (a) Smoke-free net revenues include smoke-free product (SFP) net revenues and net revenues from the Wellness and Healthcare segment Source: PMI Financials or estimates

$0 $5 $10 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 IQOS: Creating $10bn+ Smoke-Free Business in Under a Decade 5 Annual Net Revenues ($ billion) Years Since Founding / Inception(b) (a) $10 billion milestone (a) Total smoke-free product net revenues. In 2022, IQOS accounted for $9.5 billion of PMI’s $10.2 billion total smoke-free net revenues (b) 2012 used for PMI’s smoke-free product net revenues, reflecting project endorsement Source: PMI Financials $0 $5 $10 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 IQOS: Creating $10bn+ Smoke-Free Business in Under a Decade 6 Annual Net Revenues ($ billion) Initial Year with Profitability(c) $10 billion milestone TeslaAmazonMeta Years Since Founding / Inception(b) (a) Total smoke-free product net revenues. In 2022, IQOS accounted for $9.5 billion of PMI’s $10.2 billion total smoke-free net revenues (b) 2012 used for PMI’s smoke-free product net revenues, reflecting project endorsement. Company founding year used for other companies (c) Reflects the year when operating income was positive for the first time. For IQOS, it reflects the year when product contribution for smoke-free products was positive for the first time Source: PMI Financials, Bloomberg (a)

Agenda

- Leading the industry's smoke-free transformation
- Regulation as an enabler of tobacco harm reduction
- Our next growth phase (2024-26)
- Our 2030 vision



7

From Vision to Reality: Strong Progress Already Clear

Smoke-Free Net Revenues / Total
>35%
(Q2, 2023)

Markets With PMI's SFPs Available for Sale
80
(Q2, 2023)

Smoke-Free Net Revenues
~$12bn
(2022)[a]

Markets with >50% Smoke-Free Net Revenues / Total
23
(Q2, 2023)

Smoke-Free Future

Cumulative Investment behind SFPs
>$10bn
(2008-22)

Commercial Expenditures (Smoke-Free / Total)
~3/4
(2022)

(a) Pro forma including full-year 2022 Swedish Match results
Source: PMI Financials or estimates

8

Undisputed Leader of Industry Transformation • Largest positive impact on harm reduction • Highest investments in R&D, commercial infrastructure and brand equity • Category leader, with premium portfolio and strongest brands • Most advanced organizational transformation • Leading scientific capabilities • Rigorous commitment to responsible marketing practices 9 Leading Smoke-Free Portfolio with Two Blockbuster Brands IQOS ZYN ~$10 billion Annualized Net Revenues(a) >$1 billion Annualized Net Revenues(a) 10(a) Reflects annualization of second-quarter 2023 net revenues associated with each brand Source: PMI Financials or estimates

Strong Leadership in Most Attractive SFP Categories

2022 PMI Category Volume Share
(International, excluding China)



~23%
~50%
~75%
~66%
~36%
~1%
Cigarettes
Smoke-Free Products(a)
Heat-Not-Burn
Nicotine Pouches
E-Vapor(a)

(a) Excludes open tank e-vapor systems
Note: Reflects pro forma figures, including Swedish Match for full-year 2022
Source: PMI Financials or estimates

11

On Track to Exceed Key 2021-23 Growth Targets

	2021-23 Targets[a]	2021-23 CAGR[b]
Shipment Volume[c] *(Variance)*	Broadly Stable	~1.5%
Net Revenues *(Organic variance)*	>5%	~7.5%
Adj. Diluted EPS *(Currency-neutral variance)*	>9%	~11.5%

(a) Provided in February 2021
(b) Reflects three-year CAGR assuming September 28th full-year forecast for 2023
(c) Reflects total shipment volume for cigarettes and HTUs
Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions
Source: PMI Financials or estimates

12

Agenda 13 • Leading the industry’s smoke-free transformation • Regulation as an enabler of tobacco harm reduction • Our next growth phase (2024-26) • Our 2030 vision (a) Excluding China and the U.S. Including cigarillos in Japan. (b) Markets where IQOS was present as of Q4 2017 Source: PMI Financials or estimates (as of August 2023) SFPs Have Important Role to Play in Tobacco Harm Reduction 14 Cigarette Industry Volume % Change Vs. Previous Year 2018 2019 2020 2021 2022 (6.4)% 1.3% (1.0)% (4.5)% (8.1)% (3.3)% (3.0)%(2.8)% (2.6)% (6.5)% IQOS Markets(b)International(a)

Policy Principles to Better Enable Switching to SFPs Government regulations should aim to support smoke-free products through greater: 15 Ability to communicate information about SFPs to adult smokers and nicotine users Ensure SFPs are acceptable substitutes for adult consumers, while limiting appeal to youth Market access and convenience to purchase SFPs Tax differentiation that incentivizes adult smoker switching and industry transformation Awareness Acceptability Availability Affordability Countries Moving Towards Sustainable Regulatory Policies for SFPs 16Source: PMI Financials and estimates +16 Markets Have lifted a regulatory ban for at least one SFP or are proceeding with a dedicated regulatory framework for SFPs (reaching 60+ markets in total) +16 Markets Established (voluntary or mandatory) product standards on quality, safety and performance for at least one SFP (reaching 30 markets in total) Are recognizing THR as a viable policy (alongside prevention & cessation) to address smoking (reaching 13 markets in total) +8 Markets Key Developments Since 2021

Countries Moving Towards Sustainable Fiscal Policies for SFPs 17Source: PMI Financials and estimates Key Developments Since 2021 Are recognizing or re- stating support for a THR approach for SFP taxation (reaching 10 markets in total) +21 Markets Have instituted multi- year tax plans covering HTPs (reaching 25 markets in total) +16 Markets Are creating dedicated excise tax categories for HTP (reaching 52 markets in total) +8 Markets Responsible Marketing Practices Complement Effective Regulatory Policies • SFPs marketed in a responsible manner to switch legal age smokers and nicotine users • Those under the legal age of purchase should not have access to, or use, any nicotine product • Flavored SFPs can play an important role in switching legal age smokers, particularly where corresponding flavors are present for combustible products • Regulation and enforcement critical to minimizing underage usage and the availability of illicit products 18Note: Visual reflects youth access prevention example from Japan, where legal for nicotine use is 20 years old

Nicotine Misinformation Slowing Tobacco Harm Reduction

- The science is clear: nicotine is not the primary cause of smoking-related disease[a], _combustion_ is
- Certain NGOs – including the WHO – propagate confusion on nicotine leading to consumer misunderstanding
- The focus should instead be on what is best for smokers who don't quit – i.e., reducing their combustible tobacco consumption

*"**Nicotine**, though not benign, **is not directly responsible** for the tobacco-caused cancer, lung disease, and heart disease that kill hundreds of thousands of Americans each year. The FDA's approach to reducing the devastating toll of tobacco use must be rooted in this foundational understanding: other chemical compounds in tobacco, and **in the smoke created by combustion**, are primarily to blame for such health harms."[b] [emphasis added]*

FDA – September 2017

(a) Nicotine is addictive and not risk-free
(b) FDA - September 21, 2017, N Engl J Med 2017; 377:1111-1114 DOI: 10.1056/NEJMp1707409

19

Restrictive Regulations Prevent Adult Smoker Access to Better Alternatives in Many Markets

2022 International Market[a]
Cigarette + HTU Industry Volume


HTPs Not Allowed(b)
18%
(0.5tn units)

2.8tn units

Top Industry Volume Markets

	2022
Turkey	117bn
India	101bn
Vietnam	86bn
Brazil	64bn
Argentina	30bn

80% of Total 'Non-Accessible' Market Volume

Top PMI Net Revenue / Unit Markets vs. PMI International Cigarette Average

	2022
Hong Kong	3.1x
Australia	2.7x
Singapore	2.6x

(a) International market excluding China and including cigarillos in Japan
(b) Reflects markets where heated tobacco products are banned or otherwise subject to significant market access barriers
Source: PMI Financials or estimates (as of August 2023)

20

Restrictive Regulations Limit SFP Growth



Median PMI HTU Market Share(a)
~15%
'Best-in-Class'
Markets(b)
~7%
~2%
'THR Supportive'
Markets
'Non-THR Supportive'
Markets

(a) Reflects median quarterly HTU market share six years after the launch of *IQOS*
(b) 'Best-in-Class' Markets reflect the median share of the top-five 'THR Supportive' Markets
Note: Reflects markets (i) where *IQOS* has been present for at least six years and (ii) qualify as PMI top-40 income markets for 2022. 'THR Supportive' markets reflect markets that have regulations that are generally more permissive with respect to communication and awareness building for heated tobacco products compared to cigarettes
Source: PMI Financials or estimates

21

Agenda

- Leading the industry's smoke-free transformation
- Regulation as an enabler of tobacco harm reduction
- **Our next growth phase (2024-26)**
- Our 2030 vision



22

Smoke-Free Transformation Drives More Sustainable Growth Model 23 • Volume growth at substantially higher net revenue per unit • Higher commercial investment as new markets launched • Higher product contribution per unit • Volume growth prioritized over pricing • Volume decline driven by secular trend and adult smokers switching to SFPs • More than offset by price increases • Focus on productivity and cost efficiencies Resilient performance complementing smoke-free business Core driver of top- and bottom-line growth Smoke-FreeCombustible Combustible Leadership Enhances Ability to Shift Adult Smokers to SFPs • Leading combustible portfolio well-positioned to address evolving adult smoker base • Infrastructure and expertise in manufacturing, regulatory matters and commercial deployment benefits smoke-free portfolio • Responsible category stewardship – market leader driving the obsolescence of combustible tobacco • Target stable combustible share 24

Focused Multicategory Smoke-Free Strategy, Prioritizing Heat-not-Burn and Nicotine Pouches


TEREA

Drive next growth phase through expansion and innovation


ZYN
WINTERGREEN

Lead category development and growth



Compete in select markets with profitability focus

25

Focus on Highest Growth Smoke-Free Categories…

	Volume [a]		Retail Value	
Total Industry	**2023 Est.**	**2024-26 CAGR Est.**	**2023 Est.**	**2024-26 CAGR Est.**
Total Nicotine	3.2 tn	~ -2% to stable	~$475 bn	~ 3 to 5%
Combustible	2.8 tn	~ -4 to -2%	~$410 bn	~ 1 to 3%
Smoke-Free Products	0.4 tn	~ 10 to 15%	~$65 bn	~ 15 to 20%
- Heat-Not-Burn		~ 15 to 20%		~ 20 to 25%
- E-Vapor[b]		~ 10 to 15%		~ 10 to 15%
- Nicotine Pouches		~ 30 to 35%		~ 35 to 40%

(a) In stick equivalent units
(b) Excludes open tank e-vapor systems
Note: Excludes China. Excludes other tobacco products (OTP). Smoke-free products, heat-not-burn and e-vapor exclude devices
Source: PMI Financials or estimates; Euromonitor

26

... With Most Attractive Financial Returns

2022 Category Product Contribution ($/000)
(Index = Intl. Cigarettes)



>2x
Mid-Term
Opportunity
1
1.5x
1.5x
3-4x
6x
Intl.
Cigarettes
Intl.
IQOS(a)
Nordics
NPs
U.S.
IQOS(a)(b)
U.S.
ZYN

Negligible PMI Cannibalization for U.S. IQOS & ZYN

(a) *IQOS* financials, including devices, allocated to HTU on per '000 basis
(b) Illustratively, assuming same estimated net revenue per thousand (net of MSA) as U.S. cigarettes, same COGS as international *IQOS*, and estimated level of commercial costs once at reasonable national scale
Note: Assumed 1 can of Nordics nicotine pouches (NPs) contains on average 21 pouches, and 1 can of U.S. *ZYN* contains 15 pouches
Source: PMI Financials or estimates

27

The Opportunity for *IQOS* Remains Vast

2022 International Market
Cigarette + HTU Industry Volume



IQOS Not Yet Commercialized
35%
(1.0tn units)
Indonesia
11%
(0.3tn units)
U.S.
7%
(0.2tn units)
Other
17%
(0.5tn units)
HTPs Not Allowed(a)
18%
(0.5tn units)
IQOS
Launch Markets
47%
(1.3tn units)
2.8tn units

(a) Reflects markets where heated tobacco products are banned or otherwise subject to significant market access barrier
Note: Excludes China. Includes cigarillos in Japan
Source: PMI Financials or estimates (as of August 2023)

28

Further Growth Opportunity in Existing *IQOS* Markets



U.S.
Other
Indonesia
HTPs Not Allowed
IQOS Launch Markets

2022 Weighted-Average
PMI HTU Share by
IQOS Launch Market Vintage



~2%
~7%
~15%
< 4 Years
4 - 7 Years
≥ 8 Years

+75 bn

Illustrative Incremental HTU Volume Opportunity if Later Launch Vintages Reach 15%

Note: Reflects weighted-average HTU share by *IQOS* launch market volume. Includes cigarillos in Japan
Source: PMI Financials or estimates

29

Further Growth Opportunity in Existing *IQOS* Markets



U.S.
Other
Indonesia
HTPs Not Allowed
IQOS Launch Markets

2022 Weighted-Average
PMI HTU Share – National vs. Key City



~9%
~15%
National
Key City

+70 bn

Illustrative Incremental HTU Volume Opportunity if National Shares Reach Key City Shares

Note: Reflects 52 *IQOS* markets – accounting for over 95% of industry cigarette and HTU volume in *IQOS* launch markets -- where key city offtake share data available.
Source: PMI Financials or estimates

30

National Shares Reaching Prior City Levels Within 2-3 years

PMI HTU National and Key City Share of Total Cigarette and HTU Market



Japan(a)
15.1%
18.8%
Q4, 2018
20.1%
24.9%
Q4, 2020
26.3%
32.5%
Q2, 2023
Hungary
N/A
Q4, 2018
13.2%
17.7%
Q4, 2020
28.5%
31.4%
Q2, 2023
Italy
3.3%
6.1%
Q4, 2018
9.6%
16.4%
Q4, 2020
17.0%
28.0%
Q2, 2023
Greece
6.6%
10.8%
Q4, 2018
13.1%
19.8%
Q4, 2020
19.0%
28.6%
Q2, 2023
National IMS Share
Key City Offtake Share

(a) Including cigarillos industry
Note: Key Cities selected are respectively: Tokyo, Budapest, Rome and Athens.
Source: PMI Financials or estimates (as of August 2023)

31

Driving *IQOS* Growth through Innovation

- *IQOS* the clear technology leader, with *ILUMA* driving next growth phase
- Now in 27 markets with ~13 million users:
  - Driving heated tobacco category expansion
  - Encouraging signs of growth inflection in key markets



IQOS
TEREA

Source: PMI Financials or estimates

32

Enhancing IQOS Portfolio to Switch More Adult Smokers • Multi-tier IQOS device and HTU portfolio, with broad consumables selection • Superior tobacco taste, with further innovation:⎼ TEREA CRAFTED: curated collection of tobacco flavors⎼ DELIA: essence of taste at more affordable price • Expanding device and consumables portfolio to switch more adult smokers:⎼ BONDS and BLENDS⎼ Licensed products lil and FIIT 33 Introducing LEVIA: Zero Tobacco, Rich Flavor Discovery • Reinforces IQOS leadership with ‘zero tobacco’ consumables • Exclusive to ILUMA; one device offering different experiences • Vivid and satisfying taste, with pleasurable aromas 34

Growth Opportunity in Markets Where *IQOS* Not Yet Commercialized


U.S.
Indonesia
Other
HTPs
Not Allowed
IQOS
Launch Markets

- Sizable opportunity over time, with ~1 trillion in total cigarette volume
- Consumer readiness influences potential launch timelines
- Indonesia pilot launch in select cities via *IQOS* Club
- Upcoming launch in the U.S.:
  - Already clear adult smoker readiness for SFPs

Top Cigarette Markets

	Volume
Indonesia	~300bn
U.S.	~180bn
Bangladesh	~75bn
Pakistan	~50bn

63% of total volume where *IQOS* not yet commercialized

Note: Data for top markets reflect 2022
Source: PMI Financials or estimates (as of August 2023)

35

Significant Opportunity in World's Largest SFP Market

- Largest total nicotine market by value:
  - Highly profitable in absolute terms and relative to international HTUs
- Around 47 million total adult nicotine users, including ~30 million adult smokers
- Nicotine industry volume of nearly 300 billion units
- No cigarette cannibalization impact for PMI

2022 U.S. Volumes by Category
(stick equivalent units)


Cigarettes
62%
Cigars &
OTP
11%
Nicotine
Pouches
2%
Traditional
Oral
9%
E-Vapor
16%

294 bn units

Note: E-Vapor includes pods, open systems and disposables
Source: PMI Financials or estimates

36

IQOS: Untapped Future Growth Driver

- Preparation for 2024 launch well underway
- Initial launch of *IQOS 3* blade product in two states, focusing on select key cities:
  - Disciplined commercial investment
- *ILUMA* PMTA application planned for October:
  - PMTA timelines hard to predict; expect launch in second half of 2024-26 forecast period
- Significant geographic expansion and corresponding commercial investment tied to *ILUMA* authorization

Ambition: ~10% Share

Of U.S. Cigarette and HTU Industry Volume within Five Years of *ILUMA* Launch

Source: PMI Financials or estimates
(a) Share of U.S. Cigarette and HTU Industry Volume within 5 Years of ILUMA Launch

37

IQOS: 10% Share Reached Within 6 Years in Many Markets

Number of Years to Reach 10% SoM[(a)]


2
3
3
4
5
6
Lithuania
Japan
Czech Republic
Greece
Portugal
Italy

(a) Reflects year in which PMI HTU share reached 10% following initial *IQOS* launch in the market
Source: PMI Financials or estimates

38

ZYN: Leading the Way With Strong Premium Brand

- U.S. nicotine pouch category still in its infancy
- *ZYN* now $2 billion retail value brand[a] in the U.S. within five years of national launch
- Continued focus on responsible marketing practices
- Active innovation pipeline, subject to FDA market authorization process
- Investing in commercial and manufacturing capacity to support long-term growth
- *ZYN* to drive overall double-digit net revenue and adjusted OI growth in U.S. for 2024-26, including impact of *IQOS* investments


ZYN
6
MENTHOL
15 NICOTINE POUCHES
WARNING: This product contains nicotine. Nicotine is an addictive chemical.

(a) On an annualized basis, reflecting latest 13-week performance
Source: PMI Financials or estimates

39

ZYN: Western Region Performance Demonstrates National Potential

ZYN Volume as % of
Industry Cigarette Volume
(Cans / Packs, %)


0.2%
1.2%
1.5%
5.8%
4.5%
13.8%
Q4, 2018
Q4, 2020
Q2, 2023
National
Western Region

Source: PMI Financials or estimates, IRi Unify

40

A Focused Approach to Wellness & Healthcare Business

- W&H business provides sizable long-term potential in pharmaceutical, medical and consumer wellness segments
- Excellent technology platforms for both oral and inhalation delivery with Vectura Fertin Pharma, supplemented by PMI expertise
- Reprioritization of strategy and resource allocation in recognition of:
  - Significant opportunity for SFPs with *IQOS* and *ZYN*, particularly now in the U.S.
  - Impact of the external environment on certain areas of the acquired operations due to PMI's ownership
- Preparing for W&H new product roll-outs beyond 2026, with corresponding scale-down of investments resulting in stable costs and only moderate revenue increases in next 3 years

41

Wellness & Healthcare: Product Focus Areas

	Pharmaceutical (Rx)	Medical	Consumer
Focus	• Inhalable: – Aspirin for myocardial infarction – Cannabinoids for chronic pain – DHE for acute migraine • Approved compounds, repurposed for inhalation; development process is faster and requires less investment relative to NME process	• Medical cannabis, where there is a clear need for: – Product quality – Scientific evaluation – Consistency of dose / dosage	• 'Energy and focus', primarily through superior oral products • Leverage FMCG brand-building expertise
Time to Market / Investment	• Longest time to market, due to preclinical / clinical trials and regulatory approvals, with highest upstream investments • Commercialization plan to optimize between own capabilities and partnerships	• Faster time-to-market • More moderate investment requirements	• Similar to FMCG products, with lower upstream costs • Higher in-market investment once rolled-out geographically, which is not foreseen during 2024-26 period

Note: DHE stands for dihydroergotamine. NME stands for new molecular entity

42

Ambitious 2024-2026 Targets 43 (a) Reflects cigarettes, HTUs and oral smoke-free products (excluding U.S. Chew) (b) At current corporate income tax rates Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions. Source: PMI Financials or estimates 6-8% Net Revenue Organic CAGR 9-11% Adjusted Diluted EPS Currency-Neutral CAGR(b) Positive Total Shipment Volume CAGR(a) 8-10% Adjusted OI Organic CAGR Ambitious 2024-2026 Targets (cont.) 2026 Targets 44 Source: PMI Financials or estimates 180-200bn HTU Shipment Volumes 800m-1bn Nicotine Pouch Shipment Volumes (cans)

Enhanced Top-Line & Strong Bottom-Line Growth While Transforming

CAGR Targets



Net Revenues (organic)
6%
4%
≥5%
>5%
8%
6%
Adjusted EPS (ex-currency)
10%
8%
≥8%
>9%
11%
9%
Target Period(s)
2015-17; 2017-19
2019-21
2021-23
2024-26(a)

(a) Adjusted EPS CAGR reflects current corporate income tax rates
Note: Adjusted EPS CAGR target for the 2015-17 period included the favorable impact of share buybacks
Source: PMI Financials or estimates

45

Enhanced Top-Line & Strong Bottom-Line Growth While Transforming

CAGR Targets



Actual CAGR (b)
Net Revenues (organic)
6%
4%
≥5%
>5%
8%
6%
Adjusted EPS (ex-currency)
10%
8%
≥8%
>9%
11%
9%
Target Period(s)
2015-17; 2017-19
2019-21
2021-23
2024-26(a)

(a) Adjusted EPS CAGR reflects current corporate income tax rates
(b) 2021-23 CAGR reflects three-year CAGR assuming September 28th full-year forecast for 2023
Note: Adjusted EPS CAGR target and actual CAGR for the 2015-17 period included the favorable impact of share buybacks. Net revenue and adjusted EPS actual CAGRs for the 2017-19 and 2019-21 periods reflect "like-for-like" performance excluding Canada for 2019 and 2020
Source: PMI Financials or estimates

46

Agenda 47 • Leading the industry’s smoke-free transformation • Regulation as an enabler of tobacco harm reduction • Our next growth phase (2024-26) • Our 2030 vision • Building upon significant progress on smoke-free transformation to date • 2030 ambition: becoming substantially smoke-free by net revenues • Integral to long-term aim of becoming broader lifestyle and wellness company 48 Source: PMI Financials or estimates 2030 Vision: On Path to Becoming Smoke-Free Company Smoke-Free >2/3 of Net Revenues Smoke-Free % of Net Revenues Estimated Number of Markets 50-75% ~20 >75% ~40

Transforming for Good and Driving Sustainable Growth • Working relentlessly to phase out cigarettes by replacing them with less harmful alternatives as quickly as possible • Transforming our own operations and every step of our value chain to serve our company purpose • Working together with various segments of society to create a paradigm shift in which cigarettes become obsolete 49 Source: PMI 2022 Integrated Report Pursuing Ambitious Targets with Confidence • Significant and unparalleled progress to date in PMI’s smoke-free transformation • Smoke-free products provide structural volume growth opportunity • Leading smoke-free brands in most financially attractive segments • U.S. business to drive accretive volume, net revenue and profit growth for the company; led by ZYN, with significant untapped potential for IQOS • Ambitious 2024-26 targets building on history of consistent financial delivery • Realistic path to becoming smoke-free company over time, market-by-market 50 Transformation driving a more sustainable business, with superior growth and returns to shareholders over time

Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Werner Barth President, Combustibles Category & Global Combustibles Marketing September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 Solid Combustibles Category Value Creation 4 Fueling Growth of SFP Resilient Share Sustained Value Creation Leading Global Brands

Accelerated Combustibles Net Revenue Growth 5Note: Excluding 2021 impact related to Saudi Arabia customs assessment ($246 mio) and 2023 impact related to termination of distribution arrangement in Middle East ($80 mio) Source: PMI Financials or estimates Adj. Net Revenues Organic Change vs. Previous Year 0.3% 3.7% 5.2% 2021 2022 H1'23 Robust Pricing Engine 6Note: Pricing variance is based on adjusted net revenues Source: PMI Financials or estimates Combustible Pricing Variance (change vs. PY) 2.7% 5.0% 8.4% 2021 2022 H1'23

Moderate Industry Decline, More Pronounced in SFP Markets


Cigarette Industry Evolution
(in '000 bn cigarettes)
Other Markets
IQOS (a) Markets
2.7
1.8
0.9
2.6
2.5
2.5
2.5
1.7
0.8
2018
2019
2020
2021
2022
(2.2)%
(0.9)%
(4.9)%
CAGR 2018-22
Population Change(b)
1.2%
1.4%
(0.1)%

(a) *IQOS* markets include all markets that launched *IQOS* by 2022 and reached a share of market of >5% nationally
(b) Total population growth used as a proxy for adult population growth
Note: Excluding China and U.S. Reflects cigarettes industry sales volume, including cigarillos in Japan
Source: PMI Financials or estimates as of August 2023. United Nations, World Population Prospects 2022

7

Resilient Premium Segment Despite Downtrading


Cigarette Industry Price Tiers
Premium
Mid
Low & Super Low
27%
24%
50%
26%
21%
53%
2018
2019
2020
2021
2022
(0.1)pp
(0.7)pp
0.8pp
CAGR 2018-22

Note: Excluding China and U.S. Sum of total does not round to 100% due to rounding
Source: PMI Financials or estimates as of August 2023

8

Unit Rates Attractive Across Price Points



Cigarette Net Revenue Unit Rates
Top 10 PMI Pricing Markets
(index = Premium 2018)
100
52
160
102
Premium
Low & Super Low
Premium
Low & Super Low
2018
2022

Note: Unit rates are net revenues per '000 sticks, evolution indexed in local currency, aggregated for Top 10 PMI pricing contribution markets (2018-2022)
Source: PMI Financials or estimates

9

Positive Share of Category Evolution



Cigarettes Share Performance
24.5%
25.2%
24.7%
25.3%
24.9%
H1'21
H2'21
H1'22
H2'22
H1'23

Note: Excluding China and U.S. Reflects sales volumes of PMI cigarettes as a percentage of cigarette industry sales volume, including cigarillos in Japan
Source: PMI Financials or estimates as of August 2023

10

Strong Performance Across Top Markets

Cigarette Share Performance



Top 10 Combustible Markets
35.6%
36.3%
37.3%
2021
2022
H1'23
Top 10 SFP Markets
29.8%
30.2%
30.0%
2021
2022
H1'23

Note: Excluding China and U.S. Reflects sales volumes of PMI cigarettes as a percentage of cigarette industry sales volume, including cigarillos in Japan.
Top 10 SFP markets based on estimated PMI SFP Legal Age Nicotine Users. Top 10 Combustible markets based on a combination of Net Revenue and Volume outside of Top 10 SFP markets
Source: PMI Financials or estimates as of August 2023

11

Our Global Brands Portfolio



Marlboro
Smoking kills
Marlboro
gold
Smoking kills
L&M
Smoking kills
Chesterfield
Smoking kills
PHILIP MORRIS
BLUE
Smoking kills
PARLIAMENT
Aqua Blue
Smoking kills

12

Unparalleled Portfolio with Leading Brand Equity

Marlboro Brand Power 2.5x Stronger than Closest Competitor



295
316
316
315
321
Marlboro
148
134
142
128
149
L&M
130
118
121
136
126
Closest Competitor
2018
2019
2020
2021
2022

Note: Brand power index represents global average. Baseline average of 100. Brand power measures the proportion of Legal Age Smokers who are predisposed to choose a given brand vs. other brands
Brand Power measured in 13 markets
Source: PMI Market Research

13

Objective: Sustained Value Creation for PMI Margin Expansion

Leveraging the **pricing power**

of our strong equity **Global Brands**

across **price points**

and relevant **consumer segments**

14

Global Brands Catering To LAS Preferences

Low & Super Low Segment
(2022, Top 20 Combustible Markets)


+2.4pp
vs PY
17.1%
48.8%
+1.5pp
vs PY

Full Flavor Segment
(2022, Top 20 Combustible Markets)


+0.2pp
vs PY
23.2%
57.8%
+0.6pp
vs PY

Segment Share of Industry
PMI Global Brands Share of Segment

Note: LAS stands for Legal Age Smokers. Certain combustible products are included in more than one segment depending on the attributes of the particular products
Top 20 Combustible Markets based on a combination of Net Revenue and Volume
Source: PMI Financials or estimates as of August 2023

15

Global Brands Catering To LAS Preferences

Slims Segment
(2022, Top 20 Combustible Markets)


16.4%
+0.2pp
vs PY
+4.3pp
vs PY
32.8%

Capsule (NTDs)[(a)] Segment
(2022, Top 20 Combustible Markets)


6.9%
+0.5pp
vs PY
+2.6pp
vs PY
24.2%

Segment Share of Industry
PMI Global Brands Share of Segment

(a) NTD stands for New Taste Dimensions
Note: LAS stands for Legal Age Smokers. Certain combustible products are included in more than one segment depending on the attributes of the particular products
Top 20 Combustible Markets based on a combination of Net Revenue and Volume
Slims Segment excludes Indonesia, which is over indexed in Kretek cigarettes
Source: PMI Financials or estimates as of August 2023

16

Marlboro: Strong Across LAS Preferences and Price Ladders


Standard
#1
Slims
#1
Capsule(a)
#1
Premium
Medium
Low
Core
Core Big Packs
Crafted
Touch
Crafted Compact
Core NTDs
Core NTDs 100s
Crafted NTDs
Core Menthol Capsule
Crafted Menthol Capsule
Smoking kills

(a) Includes Capsule Menthol and NTDs where legally available
Note: Ranking based on Global Brands global share of volume, excluding China and the U.S.
Source: PMI Financials or estimates as of August 2023

17

Growing Global Brands Performance

Share of Cigarettes Evolution by Brand, Top 20 Markets


L&M
Chesterfield
PHILIP MORRIS
12.8%
12.8%
3.4%
3.7%
2.8%
3.5%
2.3%
3.2%
2.6%
2.7%
H1'18
H1'23
H1'18
H1'23
H1'18
H1'23
H1'18
H1'23
H1'18
H1'23

Note: Excluding China and U.S. Reflects Top 20 CC Markets sales volumes of PMI cigarettes as a percentage of cigarette industry sales volume, including cigarillos in Japan
Philip Morris includes Philip Morris/Dubliss
Top 20 Combustible Markets based on a combination of Net Revenue and Volume
Source: PMI Financials or estimates as of August 2023

18

Enabling Bridging to SFP

Consumer

- **~130m** LAS of PMI Brands
- **~85m** Packs Sold/day
- **~10m** LAS reach with JustScan

Trade

- **>15m** Selling Stores
- **~5m** Store Coverage[a]
- **~70m** Digital interactions / year

(a) Coverage with PMI business building force and distributor sales force
Source: PMI Financials or estimates, Digital Trade Engagement (DTE) and Einstein analytics, JustScan Dashboard

19

JustScan: Leveraging the Reach of our Brands

QR Code


Smoking
kills

JustScan Online Journey


IQOS

Age Verification | Intro | Category Motivation Content | Lead Form

60 Markets **96m** LAS

Source: PMI Financials or estimates

20

Category Outlook and Targets 2024-26

2% to 4%

Total Cigarettes Industry Decline[a]

Target Stable

Share of Category[a]

Positive to 3%

Net Revenue Organic Growth

Supporting PMI **Margin Expansion**

(Adjusted OI)

(a) Excluding China and U.S.
PMI Financials or estimates

21

Changing Smoker Demographics

Distribution of LAS across Age Groups


Top 10 Combustible Markets
Top 10 SFP Markets
34%
18%
24%
17%
42%
64%
LA-34
35-44
45+
2022

Note: Top 10 SFP markets based on estimated PMI SFP Legal Age Nicotine Users. Top 10 Combustible markets based on a combination of Net Revenue and Volume outside of Top 10 SFP markets. Excludes US
Source: Nicotine Containing Products Tracker

22

Evolving Smoker Preferences in SFP Markets

Low & Super Low Price Segment[(a)]



35%
47%
2018
2022

Tobacco Flavor Segment[(b)]



85%
88%
2018
2022

(a) Industry % of volume in Low & Super Low Price Segment, Top 10 SFP Markets
(b) Industry % of volume in non-Menthol and non-NTD propositions, Top 10 SFP Markets
Note: Top 10 SFP markets based on estimated PMI SFP Legal Age Nicotine Users. Excludes US
Source: PMI Financials or estimates

23

Extrapolated LAS Profile in SFP Markets Beyond 2030

LAS Base

~80%

45+ Age Group

Value Conscious

~70%

Low & Super Low Volume

Flavor Preference

>90%

Tobacco Flavor Volume

Source: PMI Financials or estimates

24

Combustibles Business as a Foundation for SFP Growth 25 • Accelerated industry decline, driven in part by SFP growth • Robust combustibles pricing engine • Positive share of category evolution • Support PMI margin expansion over time • Unparalleled global brands portfolio, with Marlboro at the helm • Combustible leadership supports switching to smoke-free products Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Lars Dahlgren President, Smoke-Free Oral Products and CEO, Swedish Match September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 Nicotine Pouches: The Fastest Growing SFP Category 4 Oral Smoke-Free Share of Global Nicotine Industry 2022(a) (a) Source: Euromonitor, Retail Value (b) 12-month rolling shipments, 3 years to Q2, 2023 Source: PMI Financials or estimates Oral Smoke-Free (2%) 51% ZYN 3y U.S. Shipment Volume CAGR(b)

The Phenomenal Progress of *ZYN*

U.S. *ZYN* shipment volumes
(rolling 4 quarters, million cans)



ZYN
292
203
143
84
2
Q2, 2017
Q2, 2023

Net Revenue Split PMI Smoke-Free Oral
(Q2, 2023)



55%
ZYN U.S.

Source: PMI Financials or Estimates

5

U.S. Nicotine Pouch Category Still in its Infancy

NP Annual Consumption per Legal Age Nicotine User



95
53
36
25
11
10
Iceland
Norway
Sweden
Denmark
U.S.
Austria

Source: PMI Financials or Estimates

6

7 Strong & Growing ZYN Brand Equity 8 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ZYN Brand Equity Demonstrated by Impressive Performance 28 28 30 32 34 35 36 42 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ZYN U.S. Nicotine Pouches Category Share (in %) ZYN Velocity Continues to Grow (cans per store per week) Source: Company estimates based on IRi Unify 80 70 60 0 202320222021 202320222021 Volume Retail Value

ZYN Consumer Fact Sheet

Demographics	Average Weekly Consumption (cans)	Split on Flavor & Nicotine Strength	Primary Use Before *ZYN*[(a)]	Income & Education
39yrs Average Age	4.2 *ZYN* Rewards Members	62% Mint Flavors	36% Traditional Oral	$89k Avg Household Income
33% Women	3.2 Total Average	70% 6mg Nicotine	20% Cigarettes 25% Vape	60% College Graduates

(a) Other primary uses before *ZYN* include cigars, snus, OTP, other nicotine pouch brands
Source: Company consumer research reports, 2023

9

Attractive Category Dynamics, Best-in-Class Economics

- Stellar growth – Increasing adoption among LANU
- Significant RSP discount vs. cigarettes
- Evolving State excise tax treatment
- Best-in-class unit profitability, accretive to PMI SFP average

Average U.S. Retail Price
(per pack / can)



~$5
~$8
ZYN
Cigarettes

Note: LANU stands for Legal Age Nicotine Users; RSP stands for Retail Selling Price
Source: Company estimate based on IRi Unify

10

11 0 100 200 300 400 500 600 700 Nordics Show The True & Exciting Worldwide Potential “The Swedish Experience”(a) Cigarettes Snus and Nicotine Pouches 1973: First portion snus launched Combustible vs. Oral Categories Daily Usage in the Nordics(b) (%) (a) Volumes Sold Per Year in Sweden (million packs / cans) (b) Company estimate based on relevant national tobacco incidence data Note: Temporal associations do not demonstrate cause and effect and are subject to inherent limitations. Specific factors associated with changing cigarette sales volumes over time have not been fully analyzed. 20 cigarettes per pack; 21 estimated average pouches in can for snus and nicotine pouches Source: Swedish Match Estimates, SMD Logistics; 2019 TPSAC Meeting Materials and Information | FDA 3% 11% 17% 26% 50% 14 15 11 4 46 8 7 13 11 Sweden Norway Iceland FinlandDenmark Oral Daily Usage Combustible Daily Usage Percent of Legal Age Female Users in Nordics Nordics: Clear Strategic Focus in Growing Category Lead Within Snus; Improve Position Within Nicotine Pouches 12 PMI Volume Share: Total Oral Category H1, 2023 44% PMI Volume Share: Snus Market H1, 2023 58% PMI Volume Share: Nicotine Pouches (NP) H1, 2023 15% SoM NP SoM LA-25 SoM 26+ 2.4x NP SoM by Age, Swedish Online Retailer (H1 2023) Source: Company estimates based on Nielsen Data, available online sales data and other accessible data

Global Nicotine Pouch Category Still Underdeveloped

Nicotine Pouch and Snus Consumption in Select Countries
Yearly Consumption per Legal Age Nicotine User[(a)]
(cans/year)


Sweden 146 36 183
Norway 105 53 158
Iceland 95
Denmark 25
U.S. 11
Austria 10
Czech Rep. 4
Slovenia 4
Switzerland 3
Pakistan 2
UK 1
Snus
Nicotine Pouches

Illustrative

50bn

Annual pouches (3.3bn U.S. can equivalent) if Top 20 PMI Markets[(b)] Reach U.S. Penetration

(a) Source: Company estimate
(b) Top 20 PMI Markets by LANU, excl. U.S.

13

Securing Appropriate Regulations is a Key Priority


FDA
U.S. Department of
Health and Human Services
Food and Drug Administration



14

Swedish Match & PMI: Improved Capabilities to Capitalize on International Opportunities 15 Deployment of ZYN in IQOS shops in Dubai Duty-Free: an early example of the strength in a multi-category strategy Before After 2.4x Increase in ZYN volume (a) Not disclosed at this stage for competitive reasons (b) Subject to change, e.g. regulatory strategy imperatives ZYN Launches / Re-Launches: Sizable Mid-to-Long Term Opportunity Readiness to Scale Up and Invest for Future Growth 16 2023 Select Markets Additional Markets in Plan(b) Europe 11 markets Americas 5 markets SSEA, CIS & MEA 13 markets EA, AU & PMI DF 3 markets Select Duty FreeDF Europe: 4 additional markets(a) Asia: 1 additional market (a) BalkansPakistan Hungary Switzerland South Africa Finland

Strong Category Outlook 2024-26 17 Source: PMI Financials or estimates Target 800m-1bn Nicotine Pouch Cans by 2026, mostly from U.S. U.S.: ZYN driving strong top and bottom-line of total PMI U.S. business International: Leveraging IQOS infrastructure with disciplined investments to drive mid-term growth Overall Oral Smoke-Free: Continue innovating with high quality, serious propositions for adult nicotine users 0 20 40 60 80 100 120 0 1 2 3 4 5 6 7 Western region (from Aug 2016) Rest of US (from Apr 2019) U.S. Potential: The West Shows the Way 18 Nicotine Pouch Category Velocity(a) (Western Region vs. Rest of U.S.) 1% 3% 5% 10% 14% 18% 2018 2019 2020 2021 2022 H1, 23 Western Region: Nicotine Pouch Category % of Combustible(b) (cans/packs, %) 18 11 11 10 8 Western MidwestSouthern Eastern Central Annual Nicotine Pouch Can Consumption per Legal Age Nicotine User(c) (a) Company estimate based on MSA (distributor shipments to trade) (b) Company estimate based on IRi Unify. Average ~16 pouches per can, 20 sticks per cigarette pack (c) Company estimate C an s p er s to re p er w ee k Years

121 8 0 20 40 60 80 100 120 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 How Big Can This Category be in 2030? 19 Assumes Expansion Markets to Follow Same Trend As West (2023-2030) After Same Time in Market Category Cans/Store/Week (13W rolling) West (August 2016) Note: Expansion of store universe assumed to be 5% per year for modelling purpose; expansion markets assumed to follow same trend as West (2023-2030) after same time in market Source: Company illustrative calculations based on IRi Unify Potential Scenario of Velocity Growth Would Imply a 2030 Category Size of: ~3x Current Category Size Rest of U.S. (April 2019) Years How Big Can This Category be in 2030? (Cont’d) 20 Penetration 10% 20% 30% A vg C o n su m p ti o n 3.3 1.6x 3.1x 4.7x 3.5 1.7x 3.2x 4.9x 4.0 1.9x 3.7x 5.6x Market potential 2030? (a) ZYN average can consumption taken as proxy for category Source: Company illustrative calculations based on IRi Unify and company consumer research reports NP Penetration (% of LANU, Q2, 2023) Avg Consumption (Cans/week) Western 10% 3.3 Rest of U.S. 6% 3.2 Total U.S. 7% 3.2 At Q2 2023 category share & pricing, a 3.2x bigger category would imply ~$3.5bn PMI net revenues at best-in-class SFP margins (a)

Outstanding Prospects to Remain Undisputed Global Leader 21 U.S. First-Mover Advantage and Strength of Brand Active Innovation Pipeline Responsible Marketing Practices Leverage SFP Multi-Category Portfolio Commercial and Operational Infrastructure Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Stefano Volpetti President Smoke-Free Inhalable Products & Chief Consumer Officer September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 IQOS: 10 Years Evolution 4 2014 2018 2021 2.2 3 & 3 Multi 3 Duo 2015 2.4+ 2019 ILUMA 2017 2.4 Originals 2022 2023 ILUMA WE ~70 markets (Jun’23) City Pilot >27m 0 10 20 30 40 50 2014 2015 2016 2017 2018 2019 2020 2021 2022 125-130 bn(a) Q2 2023 Volume Number of Legal Age Users (a) 2023 full year volume estimate of IQOS consumables Source: PMI Financials or estimates; IQOS user panels and PMI Market Research ~9% SoM

IQOS: Net Revenue Contribution Exceeded 30% in 2022

Smoke-Free Net Revenues[(a)]
(% of Total PMI Net Revenues)



35.4%
32.1%
19.2%
0.7%
IQOS
>$5bn
IQOS
>30%
IQOS
~$10bn(b)
2015
2019
2022
Q2'23



TEREA

(a) Smoke-free net revenues include SFP net revenues and net revenues from the Wellness and Healthcare segment
(b) Reflects annualization of second-quarter 2023 net revenues of *IQOS*
Source: PMI Financials or estimates

5

IQOS: #1 SFP Brand Delivering Superior Consumer Experience

Product & Portfolio

72%

Conversion[(a)]

Brand & Consumer Engagement

+39%

vs. closest competition

Meaningful Difference[(b)]

Commercial Engine

85%

of net revenue from markets with Growing/Stable NPS[(c)]

>27m legal age users[(d)]

(a) % of legal age users that have stopped smoking and switched to *IQOS*
(b) Brand Equity Advisor survey 2022 in 22 IQOS markets where competitive products have meaningful presence
(c) Net Promoter Score survey in 37 *IQOS* markets
(d) Legal age user estimation by Q2 2023
Source: PMI Financials or estimates; *IQOS* users panels and PMI market research

6

IQOS: Delivers a Superior Progress across All Stages of Adult Smokers' Conversion Journey

Consumer Journey Metrics - Jul'23

(Index = LANU)


IQOS
Convert: 17%
Buy: 24%
Try: 46%
Aware: 87%
Conversion
72%
vs. Closest Competition
>100%
>40%
>20%

Source: PMI Market Research, Nicotine Containing Product Tracking survey in 12 *IQOS* markets where competitive Heat-not-Burn products have meaningful presence

7

IQOS ILUMA: Next Level Forward


NEW IQOS
ILUMA
Next level forward.
A stronger device and a better, simpler tobacco experience.
TEREA


NEW IQOS
ILUMA
Powered by: SMARTCORE INDUCTION SYSTEM
Robust & Seamless:
Heating from the core:
Cleaner Experience:

- **Breakthrough induction technology** – stronger, bladeless and effortless experience, with no cleaning ever
- **Enhanced sensorial pleasure** - improved draw consistency and wide range of consumables and flavors

- **Step change** in consumer experience & NPS, driving double digit growth in launch markets
- **~13 million users** in 27 markets
- Aim to be present in ~**50 markets by year end**

Source: PMI Financials or estimates as of August 2023

8

IQOS ILUMA: Improves NPS, Conversion, and Accelerates Share Growth

Launch Time	Sep'21	Nov'21	Jul'22
	Japan	Switzerland	Greece
Brand NPS Jul'23 vs. Blade before launch	+10	+13	+7
Share of Market Q2, 2023 vs. Quarter before launch	+5.5pp	+5.3pp	+3.7pp
Share of Portfolio Q2, 2023	92%	98%	81%


Conversion Rate
+8pp
ILUMA
18 months
Dec'21 Blade Users
Jun'23 *ILUMA* Users

Source: Japan *IQOS* user panel; Brand Net Promoter Score survey Jul'23; PMI Financials or estimates as of August 2023

9

IQOS ILUMA: Game Changer to the Business Model

Higher Product Reliability



<1%
Defect Rate


TEREA
HEALTH WARNING TO BE PLACED HERE

-40%
vs. prior launch
Consumer Complaints

Lower Customer Care Cost

-70%
vs. prior launch[(a)]
Monthly Device Replacement Volume

-60%
vs. prior launch[(b)]
Customer Contacts on product issue

(a) 6 month average device replacement volume after 1 year launch vs. 6 month average before *IQOS ILUMA* launch
(b) 6 month average number of customer contacts on product issue after 1 year vs. 6 month average before *IQOS ILUMA* launch

10

IQOS: Next Level Innovation with *IQOS ILUMA*

Address Pain Points → **Increase Delight**

2014	2018	2021-2024	2024 Onwards
			
IQOS 2.2, 2.4 & 2.4+	***IQOS 3, Multi & DUO***	***IQOS ILUMA***	**INNOVATION FORWARD**
Category Pioneer	Lifestyle Design & Consecutive Use	Induction Seamlessly	Ultimate Convenience & Pleasure

11

IQOS: Evolving in Device Range, Personalization & Flexibility

Range

Devices

FROM:
1 model
& 2 colors



TO:
3 models
& 14 colors



Personalization

Limited Editions & Accessories

FROM:
Color led
Device led



TO:
Idea & Brand
engagement led





Flexibility

Features

FROM:
Basic

6 minutes
14 puffs

TO:
Advanced

FlexPuff[a]

FlexBattery

(a) Adapting to adult consumer puffing habit

12

IQOS: Superior Tobacco Flavor Portfolio

Cigarette
Tobacco Flavor
(non-menthol, non-NTD[a])

91%

of exclusive Legal Age Smokers

HTU
Tobacco Flavor Volume Share

1.7x

of Closest Competition

(a) NTD stands for New Taste Dimension
Note: International cigarette tobacco flavor share excluding China
Source: PMI Financials or estimates as of July 2023

13

IQOS: Successful Across Market Archetypes

HTU Share of Market[a] Q2, 2023



20%
19%
17%
26%
Portugal
Greece
Italy
Japan

Cigarette Share of Market Before *IQOS* Launch	Portugal	Greece	Italy	Japan
Tobacco Flavor (non-menthol/non-NTD)	99.1%	99.8%	99.7%	72%
Full Flavor	77%	43%	33%	25%
Menthol	0.9%	0.2%	0.3%	28%

(a) Reflects PMI's heated tobacco unit in-market sales volume as a percentage of total industry cigarette and heated tobacco unit sales volume, including cigarillos in Japan
Source: PMI Financials or estimates as of August 2023

14

TEREA: Innovate & Enhance Tobacco Flavor Experience 15 Today Future 8 CLASSIC TOBACCO VARIANTS ENRICH PORTFOLIO New & More Complex Tastes NEW SPACES 16 Natural ingredients, rich taste, distinctive taste experience. For legal age nicotine users who seek tobacco flavor exploration with natural sensations TEREA CRAFTED: Botanicals Enhanced Tobacco Taste

LEVIA: Zero Tobacco, Rich Flavor Discovery

Flavor Forward:

LEVIA

Rich flavor, pleasant smell, one device - different taste experiences.

For early adopters within *IQOS* franchise / legal age nicotine users that are flavor explorers


NEW
LEVIA
ZERO TOBACCO
This product is not risk free and provides nicotine, which is addictive. Only for use by adults.
ZERO TOBACCO.
FULL FLAVOUR.
only for IQOS
ILUMA
This product is not risk-free and provides nicotine, which is addictive. Only for use by adults.


NEW
LEVIA
ZERO TOBACCO
ELECTRO ROUGE
Menthol freshness
with a blueberry charm.
ZERO TOBACCO
FULL FLAVOUR


NEW
LEVIA
ZERO TOBACCO
ISLAND BEAT
Creamy freshness
with a peppermint punch.
ZERO TOBACCO
FULL FLAVOUR

IQOS

17

SENTIA & DELIA: Essentials of Taste

PMI HTU SoM[(a)] in Japan


Launch Time
Sep'21
Apr'22
21%
21%
24%
12%
11%
27%
3%
17%
7%
HEETS/MLB
TEREA
SENTIA
Aug-21
Mar-22
Mar-23

DELIA

Essence of Taste

More Affordable Price


NEW
DELIA
Tobacco classics.
Reimagined.
Rediscover your favourite tobacco flavours.
Now in heated tobacco, not burnt.
DELIA
only for IQOS ILUMA
HEALTH WARNING

(a) Reflects PMI's heated tobacco unit sales volume as a percentage of total industry cigarette and heated tobacco unit sales volume in convenience stores in Japan

Source: PMI Financials or estimates

18

19 #1 SMOKE-FREE BRAND 19 IQOS: a Meaningful Loved Brand Operating in the Same Space as Iconic Brands 20 Niche different Meaningful & different Meaningful but un-differentiated IQOS Google Netflix IKEA Marlboro Closest Competition Heineken Shell 60 80 100 120 140 160 180 200 220 60 65 70 75 80 85 90 95 100 105 110 115 120 125 130 135 140 145 150 155 160 Meaning index D if fe re n ce in d ex Salience index = bubble size Country average = 100 Source: Smoke Free Product Brand Equity Advisor study 2022 in 22 IQOS markets; Kantar BrandZ 2017-2021 data. Excludes U.S.

IQOS: Leads the Way Across All Attributes Among *IQOS* Legal Age Users


User Experience 7%
Category Leadership 10%
IQOS
Closest Competition
Intentional Design 10%
Trust, Quality & Backed by Science 7%
Satisfaction 10%
Accessible 7%
Conversion Aid 9%
Range 8%
Social Moments 8%
Prove We Care 8%
Reduced Risk 8%
Sensorial Convenience 8%

Source: Smoke Free Products Brand Equity Advisor Study 2022 in 22 *IQOS* markets

21

IQOS: at Parity or Superior to *Marlboro* in Meaningful Difference in the Top Markets


130
114
117
119
142
132
134
130
141
127
Japan
South Korea
Czech Republic
Poland
Switzerland

Source: Smoke Free Products Brand Equity Advisor Study 2022

22

IQOS: Winning Whilst Having Premium Positioning



IQOS Share of Category
(Q2'23)
70%
85%
86%
63%
78%
HTU Retail Price Jun'23
(Index = Closest Competition)
116
100
149
100
117
100
139
100
128
100
Japan
Italy
Germany
Poland
Czech Republic
TEREA
Closest Competition

Source: PMI Financials or estimates as of August 2023

23



Our Vision
Replace every cigarette
for ALL adult smokers
who don't quit.

24

25 Behavior Change Engage through Superior Experiences Leverage Credibility Build Emotional Connection IQOS: Provides LAS a Tobacco Pleasure that Enables Them to Move Away from Smoking and Feel the Joy of Belonging 26

IQOS
Together X
Experience the unexpected.
You choose the experience, we'll bring the unexpected.
join now on: iqos.com
IQOS
TOGETHER. FORWARD.

Health Warning or/and Duty to inform

27

>1m
Point of Sales for Smoke-Free Products
As of June 2023

>5.4k (40% YoY)
IQOS Stores & Partners
Includes Flagship stores, small, large & temporary boutiques as of June 2023 (ex. Russia)

>10k
Sales & Service Staff at Experiential Touchpoints
Includes staff at our stores, service centers, coaches as of June 2023

>260m (8% YoY)
Traffic to Our Digital Assets
Includes visits to our websites, microsites & apps in 2022

>380m (20% YoY)
Interactions at Experiential Touchpoints
Includes our stores, service centers, website and opened emails in 2022

~80%
Consumer Registration Rate
Includes legal age IQOS user who have purchased a device & provided valid contact details as of June 2023 (ex. Japan)

~50%
Device Sales
As of June 2023

Experiential Touchpoints
IQOS stores, IQOS Partners and e-commerce

IQOS

28

Experiential Touchpoints Deliver Higher Purchase Intent, Conversion and Advocacy

2x
LAS Intention to Purchase

↓

>20pp
Conversion Uplift

↓

2x
Advocacy & Positive Word of Mouth


IQOS
OASIS

Source: PMI Internal Estimate

29

Digitalization and Scale Optimize the Commercial Engine Efficiency

HNB Commercial Cost per Legal Age User[(a)]
(Index = 2018)


100
73
57
-43%
2018
2020
2022

(a) At constant currency
Source: PMI Financials or estimates

30

Lil & Bonds: 2nd Tier HNB Portfolio to Broaden the LAS Reach 31 lil Simple & Convenient Bonds by IQOS Trusted & Affordable 32 Growth Opportunities

HNB: Mid-Term Opportunities in Existing *IQOS* Launch Markets



2022 *IQOS* Launch Markets
Cigarette + HTU Industry Volume
1.2 tn
0.1 tn
1.3 tn
Premium
~25%
Cigarette
HTU
Industry

Growth Opportunity

15% of industry

≈**200** bn units

Source: PMI Financials or estimates

33

HNB: Mid-Term Opportunities in Existing *IQOS* Launch Markets (Cont'd)



Share of Market – Q2'23
Global Average: 9%
10.7%
6.0%
7.2%
2.3%
4.8%
1.9%
1.7%
0.7%
1.4%
0.6%
Germany
UK
Spain
France
Canada
Rest of Nation
Key City



Regulation
Consumer Readiness
Commercial Engine

Note: Key cities selected are Munich, London, Madrid, Paris, Toronto
Source: PMI Financials or estimates

34

HNB: Vast Greenfield Markets to Unlock

Ambition

10% cigarette market[a] ≈ 18 billion units

~**30** million adult smokers

~**180** billion cigarette units

~**$70** billion cigarette retail value


HEETS
IQOS
WARNING: This product contains nicotine. Nicotine is an addictive chemical.



(a) Illustrative target share
Source: PMI Financials or estimates

35

HNB: Vast Greenfield Markets to Unlock (Cont'd)


2022 Non-*IQOS* Launch Market Cigarette Industry Volume[a]
1.3tn
Accessible
0.8tn
Non-Accessible
0.5tn
Cigarette
Indonesia
~300 bn units
Turkey
India
Vietnam
~300 bn units
10%[b]
Growth Opportunity
~30 bn units
~30 bn units

(a) Cigarette industry volume in non-*IQOS* markets, excluding US and China
(b) Illustrative target share
Source: PMI Financials or estimates

36

HNB: Strong Category Outlook ’24-26 37 Drive PMI profit growth while investing in high return opportunities IQOS ILUMA HNB leader to drive top line growth Lil & Bonds broaden the LAS reach Seize opportunity in accessible greenfield markets Target 180-200bn units by 2026 Source: PMI Financials or estimates eVapor 38

eVapor: High Prevalence, Unfavorable Profitability

+ **60+** million Adult Vape Users

− Brand Loyalty ↓ Conversion ↓ vs. HNB

39

eVapor: Industry Challenges

Regulation

- Youth Access Prevention
- Sustainability
- Non-compliance


Negative Media Coverage
+236%
664
2,228
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

Source: Factiva search for keywords specific to disposables in English, French, German, Spanish, Italian

User Experience

- Proliferation of similar products
- Category expression lacks societal maturity



1,000+ Brands

40

eVapor: Vaping Made Right 41 Youth Access Prevention Product • Design - for Adult Nicotine Users, including flavor, device, package • Access - Must be age verified Sustainability Regulation • Product standards, incl. flavors • Product presentation & descriptors • Responsible commercialization, incl. strong Youth Access Prevention safeguards at retail (offline & online) • Fiscal regulation Design for Sustainability • Recyclability • Optimize material usage Marketing • Content - Must reflect intended focus on Adult Nicotine Users and must be accurate and non-misleading • Access - Only be accessible subject to age-control measures and placed in media where audience is deemed to be predominantly Adults Post-Consumer Waste Management • Circular Program Government Compliance Enforcement • Product • Youth Access Prevention • Communication • Illicit Trade • Proportionate Penalties VEEV: Responsible Marketing Practice 42 Online & Offline Age Verification Adult Design Retail Education

VEEV: Focus On Select Markets 43 Source: PMI Financials or estimates ~20 million Adult Vape Users ~20 Markets VEEV Now & VEEV One: Promising Commercial Start VEEV Now 16 Markets 2x Weekly Offtake vs. Q1, 2023 Source: PMI Financials or estimates VEEV One 9 Markets 2x Weekly Offtake vs. VEEV 44

VEEV Accents: Innovation to Improve Conversion & Retention 45 Retention +65% Market Pilot In comparison to regular tobacco variants Source: Italy Consumer Test; PMI Financials or estimates Pod offtake / store +42% (LTD Jul’23) Consumer Test In comparison to regular tobacco variants LAS fully switch +11% 2022 2023 Champion the Smoke-Free World with a Range of Superior Alternatives 46 Oral Nicotine VERSATILITY Heat-not-Burn TOBACCO SATISFACTION #1 SFP Brand #1 NP Brand eVapor FLAVOR EXPLORATION BEYOND TOBACCO Responsible Vaping Brand

Multi-Category Drives Commercial Engine Effectiveness & Efficiency 47 2.4X Awareness +17pp Contact to Buy Ratio +5pp Source: PMI Market Research; PMI Financial or estimates Consumer Research Market Pilot Dubai Airport Duty Free In Summary: We are Well Equipped for 2030 • IQOS, significant growth opportunities by leveraging:⎼ Portfolio evolution to broaden LAS reach⎼ Brand equity to acquire and convert LAS⎼ Seize opportunity in new geographies • ZYN, undisputed leader in the fastest growing smoke- free category • VEEV, vaping made right, responsible play in select markets • Multi-category deployment to accelerate SFP category growth 48

Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Badrul A. Chowdhury, MD, PhD Chief Life Sciences Officer Smoke Free Products September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 About Me 4 Education: MD and PhD Medical Training: Internal Medicine, Wayne State University School of Medicine and the Detroit Medical Center, Detroit, Michigan, US Allergy and Immunology, National Institute of Allergy and Infectious Disease, National Institutes of Health, Bethesda, Maryland, US Medical Licenses (active): States of Maryland, US District of Columbia, US Work Experience (selected): Director, Division of Pulmonary, Allergy, and Rheumatology Products, US Food and Drug Administration (1997 to 2018) Senior Vice President and Chief Physician Scientist, Respiratory Inflammation and Autoimmunity, Astra Zeneca Pharmaceuticals

The Scientific Basis for Tobacco Harm Reduction • Many misperceptions on smoke-free products & nicotine • The science from existing laboratory and clinical data is conclusive:⎼ Heated tobacco products⎼ E-vapor products⎼ Oral products ARE NOT equally or more harmful than cigarettes • Nicotine is not the primary cause of smoking-related disease • We expect future risk reduction studies to further support these facts 5 The Tobacco Harm Reduction Opportunity A Complement to the Current Tobacco Control Approaches 6 1,000,000,000 (a) Source: WHO Global Report on Trends in Tobacco Smoking 2000-2025, fourth edition (Accessed: May 2023) 1 Smoking is addictive and causes a number of serious diseases Smoking-Related Diseases 2 It is estimated that ~1 billion people worldwide will continue to smoke in the foreseeable future(a) Number of Smokers 3 Offering smoke-free alternatives to adult smokers is a sensible, complementary addition to existing tobacco control strategies Smoke-Free Alternatives

Smoke-Free Product Portfolio 7Note: The products depicted are subject to ongoing development and therefore the visuals are illustrative only and do not necessarily represent the latest stages of product development or PMI’s full portfolio of smoke-free products INHALED PRODUCTS ORAL PRODUCTS Heated Tobacco Products (HTPs) E-vapor Products Tobacco Products Nicotine Products Ceramic Vaping System Disposable Vaping System Snus Nicotine pouches Heats tobacco Uses real tobacco Nicotine naturally present in tobacco No smoke, no ash, no burning Vaporizes e-liquid No tobacco Nicotine is tobacco derived No smoke, no ash, no burning Tobacco pouch for oral use Nicotine naturally present in tobacco No smoke, no ash, no burning Nicotine containing pouch for oral use No tobacco No smoke, no ash, no burning Nicotine is tobacco derived Mesh Vaping System Blade Heating Induction Heating Peripheral Heating Uses real tobacco Cigarette Combustion Causes Harm to Health 8 Note: HPHC stands for Harmful and Potentially Harmful Constituent. PAH stands for polycyclic aromatic hydrocarbons Source: Left chart: Cozzani, 2020 (DOI: 10.1016/j.tca.2019.178475); right chart: McGrath, 2007 (DOI: 10.1016/j.fct.2006.12.010) 0 100 200 300 400 500 600 700 800 900 1000 P A H Y ie ld (n g/ g) Temperature (°C) Fluoranthene Pyrene Benzo[a]anthracene Chrysene Benzo[b]fluorantene Benzo[a]pyrene Indeno[1,2,3-cd]pyrene As the Temperature Increases Beyond the Ignition Point of Tobacco the HPHC Emission Increases RT-350 350-<400 400-450 450-500 500-550 550-600 300 700 600 500 400 900 800 Tobacco ignites Smoldering (flameless combustion) Temperature of burning tip during puffing Torrefaction Evaporation Drying Py ro ly si s

The Difference Between Cigarette Smoke & IQOS (THS) Aerosol Heated Tobacco Aerosol Chemistry & Physics 9 Smoke and Aerosol Were Collected on a Cambridge Filter Pad in Accordance with the Health Canada Intense Puffing Regimen Cigarette Smoke IQOS (THS) Aerosol Does not generate carbon-based solid particles Toxicant levels reduced by >90-95% on average(a) Water and glycerin form 90% of aerosol mass Free radicals are not quantifiable Generates carbon-based solid particles Toxicants Water and glycerin form 50% of smoke mass Free radicals (a) 90-95% reduced levels of toxicants represents the average reductions in levels of a range of harmful chemicals (excluding nicotine) compared to the smoke of a reference cigarette Note: THS here stands for Tobacco Heating System. The residue on the filter pad are from 5 cigarettes and 5 THS respectively. Source: Ghosh, 2014 (DOI: 10.2478/cttr-2014-0008) and Shein M and Geschke G, hem. Res. Toxicol. 2019, 32, 6, 1289–1298, https://doi.org/10.1021/acs.chemrestox.9b00085 Reduced Toxicant Formation in IQOS (THS) Aerosol Heated Tobacco Aerosol Chemistry & Physics 10 (a) Analysis of the 54 Harmful or Potentially Harmful Constituents as defined by FDA. Includes Health Canada, the WHO and the FDA-18 lists of HPHCs. Note: THS here stands for Tobacco Heating System. Health Canada’s Intense Puffing Regime. Comparison on a per-stick basis (excluding nicotine). Reference Cigarette = 3R4F: University of Kentucky Reference Cigarette 97% 93% 92% 92% 94% 0% 20% 40% 60% 80% 100% Carcinogens (IARC Group 1) Carcinogens (FDA) Cardiovascular Toxicants (FDA) Repiratory Toxicants (FDA) Reproductive & Developmental Toxicants (FDA) % o f R ef er en ce C ig ar et te Reference Cigarette IQOS (THS) Air 12Number of Toxicants 29 8 18 7 Average Reduction in Formation of Harmful or Potentially Harmful Constituents of IQOS (THS) Relative to Reference Cigarette, by Disease Category(a)

Mouse Toxicology Study – Findings in Lung & Vascular System After IQOS (THS) Exposure 11 Note: THS: Tobacco Heating System; Reference Cigarette = 3R4F: University of Kentucky Reference Cigarette. Source: Phillips, B et al. (2016) Toxicol Sci 149(2): 411-432 ApoE-/- Mice Exposed for 8 Months, 3 h/day and 5 days/week to IQOS (THS) Aerosol C57BL/6 ApoE-/- Pulmonary Emphysema Lung inflammation and emphysema No lung inflammation or emphysema Reference Cigarette IQOS (THS) *: different from air (p<0.05) #: different from reference cigarette (p<0.05) 0 0.5 1 1.5 2 0 2 4 6 8 P la q u e V o lu m e (m m 3 ) M ea n s ± SE M M ea n O cc lu si o n (% ) M ea n s ± SE M Air Reference Cigarette IQOS (THS) Cess. Swit. Air IQOS (THS) Cess. Swit. Atherosclerotic Plaque Volume Aortic Arch Occlusion * # # # * # # # Reference Cigarette IQOS (THS) Reference CigaretteAir Cess. Switch. Overall Reduced Toxicant Exposure in Humans – IQOS (THS) Clinical Assessment HTP (in Smokers Who Would Otherwise Continue to Smoke) 12 Source: Bottom: REXA-07-JP (NCT01970995) — Lüdicke et al. 2018 (DOI: 10.1093/ntr/ntx028); Top: REXA-08-US (NCT01989156) — Haziza, 2019 (DOI: 10.1093/ntr/ntz013) 0% 20% 40% 60% 80% 100% Cigarettes 0% 20% 40% 60% 80% 100% Cigarettes P er ce n t o f C ig ar et te E xp o su re [ ±9 5 % C I] IQOS (THS) Abstinence

Exposure Response Study: Biomarkers of Potential Harm (BoPH)

Clinical Assessment HTP (in Smokers Who Would Otherwise Continue to Smoke)



SYSTEMATIC
REVIEW

Smoking Cessation

- Epidemiologic link to smoking-related disease?
- Affected by smoking status
- Reversible upon smoking cessation

8 Primary BoPH Endpoints
Representative of Pathomechanisms

Lipid Metabolism	→	HDL-C
Clotting	→	11-DTX-B2
Endothelial Function	→	sICAM-1
Oxygen Delivery	→	COHb
Inflammation	→	WBC
Oxidative Stress	→	8-epi-PGF2α
Lung Function	→	FEV_1 %pred
Genotoxicity	→	Total NNAL

Assess Changes Across a Set of 8 Primary BoPH Endpoints in Smokers Who Switch from Smoking Cigarettes to Using Heated Tobacco Product, as Compared to Those Continuing to Smoke Cigarettes, for 6 Months

13

Source: ZRHR-ERS-09-US (NCT02649556) — Lüdicke et al. 2019 (DOI: 10.1158/1055-9965.EPI-18-0915)

Exposure Response Study: Effects of *IQOS* (THS) Use on BoPH

Assess Changes Across a Set of 8 Primary BoPH Endpoints in Smokers Who Switch from Smoking Cigarettes to Using IQOS (THS), as Compared to Those Continuing to Smoke Cigarettes, for 6 Months



Difference IQOS (THS) vs Cigarettes (absolute values [CI])
6
5
4
3
2
1
0
-1
Good Cholesterol
HDL-C (mg/dL)
Inflammation
WBC (GI/L)
Lung Function
FEV1 (%pred)

Significant reduction in exposure to Carbon monoxide and Tobacco Specific Nitrosamine. The other three biomarkers of potential of harm moved in the same direction observed when quitting cigarette smoking



Reductions THS vs Cigarettes (in % [CI])
60
50
40
30
20
10
0
-10
Endothelial Dysfunction
sICAM-1 (mg/dL)
Clotting
11-DTX-B2 (pg/mgcreat)
Oxidative Stress
8-epi-PGF2α (pg/mgcreat)
Combustion Marker
COHb (%)
Tobacco Specific Nitrosamine
Total NNAL (pg/mgcreat)

◆ **Changes were statistically different between *IQOS* (THS) and cigarettes for five out of eight BoPH as per pre-specified analysis despite that dual-use of cigarettes for up to 30% of product use was allowed in *IQOS* (THS) study arm.**

14

Source: ZRHR-ERS-09-US (NCT02649556) — Lüdicke et al. 2019 (DOI: 10.1158/1055-9965.EPI-18-0915)

Reduced Toxicant Emission – VEEV E-Vapor Aerosol Chemistry & Physics 15 99.2% 99.3% 0% 20% 40% 60% 80% 100% Classic Auburn (4.5W) Classic Auburn (5.5W) Cigarettes VEEV Air Average Reduction(a) in Emission of Harmful or Potentially Harmful Constituents (HPHC) of VEEV Relative to the Reference Cigarette for Two Power Settings • Significant reduction in HPHCs compared to reference cigarette • Reduction in HPHCs were largely independent of power setting • No carbon-based solid particles generated % o f R ef er en ce C ig ar et te (a) Average HPHC reduction (excluding nicotine) in 3 batches per product version when normalized to 100% of the 1R6F combustible reference cigarette smoke levels. The average HPHC reduction refers to 16 HPHCs measured in the emissions, (15 HPHCs in common between FDA ENDS (33) list of analytes (for e-vapor products) and Health Canada & WHO (46) (for tobacco products) and benzo[a]pyrene). Reduction was calculated comparing data on a per puff basis based on standard puffing regime ISO-20768:2018. Mouse Toxicology Study – Findings in the Lung After E-Vapor Aerosol Exposure 16 C57BL/6 ApoE-/- CARRIER (PG/VG) BASE (PG/VG/N) TEST (PG/VG/N/F) 3M 6M 3M 6M 3M 6M 3M 6M 3M 6M 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Me an +/- SE M * * # # # # Pulmonary Emphysema Total Cells Note: PG stands for Propylene Glycol, VG stands for Vegetable Glycerin. N stands for Nicotine. F stands for Flavor. Reference Cigarette = 3R4F: University of Kentucky Reference Cigarette. Source: Wong et. al. Archives of Toxicology (2021) 95:1805–1829, https://doi.org/10.1007/s00204-021-03020-4: https://pubmed.ncbi.nlm.nih.gov/33963423/ ApoE-/- mice exposed for 6 months, 3 h/day and 5 days/week to E-Vapor aerosol Reference Cigarette Air *: different from air (p<0.05) #: different from reference cigarette (p<0.05) Carrier ( / ) ase (PG/VG/N) Test CARRIER (PG/VG) BASE (PG/VG/N) TEST (PG/VG/N/F) 3M 6M 3M 6M 3M 6M 3M 6M 3M 6M 200 000 400 000 600 000 800 000 1 000 000 1 200 000 1 400 000 1 600 000 1 800 000 2 000 000 2 200 000 2 400 000 * * # # # # Reference Cigarette Air arrier (PG/VG) Base (PG/VG/N) Test (PG/V /N/F)

Overall Reduced Toxicant Exposure in Humans: VEEV Clinical Assessment E-Vapor (in Smokers Who Would Otherwise Continue to Smoke) 17Note: COHb was assessed in the morning instead of evening (i.e., after at least 7 hours of abstinence), therefore levels of reductions were smaller than in the THS studies Source: P4-REXC-06 (NCT05487456) Cigarettes P er ce n t o f C ig ar et te E xp o su re [C I] Cigarettes 100% 80% 60% 40% 20% 0% 100% 80% 60% 40% 20% 0% VEEV Regular Abstinence VEEV Menthol Abstinence Comparison of Exposure to HPHCs in Cigarettes, Swedish Snus and Nicotine Pouches 18 (a) Rodgman A, Perfetti TA. The chemical components of tobacco and tobacco smoke. Boca Raton (FL): CRC Press, Taylor & Francis Group; 2013 (b) Excluding nicotine Cigarettes Exposure to over 6000 chemicals, including high levels of carcinogens and toxicants effecting the lung, heart and other organ systems (a) Lung exposure to carbon-based nanoparticles and free radicals Lung exposure to 600 mg/m3 total particulate matter Exposure to ~100 HPHCs Nicotine Pouches Exposure to harmful chemicals even lower compared to Snus No exposure to carbon-based nanoparticles and free radicals No direct lung exposure Exposure to 4(b) HPHCs out of 36 HPHCs measured (c) Snus Exposure to a much lower number of chemicals overall with significantly lower exposure to carcinogens and toxicants effecting the lung, heart and other organ systems. Exposure to 15(b) HPHCs out of 36 HPHCs measured (c) No exposure to carbon-based nanoparticles and free radicals No direct lung exposure U.S. FDA authorized marketing with modified risk claim for diseases. “Using General Snus instead of cigarettes puts you at a lower risk of mouth cancer, heart disease, lung cancer, stroke, emphysema, and chronic bronchitis.” U.S. FDA Oct. 22,2019 (c) Back et al. BMC Chemistry (2023) 17:9, https://doi.org/10.1186/s13065-023-00918-1 ; Cig s Nicoti ches

Oral Tobacco Products and Cigarette Sales in Sweden 19 0 100 200 300 400 500 600 700 Volumes Sold Per Year In Sweden (Million Packs/ Cans) 1973: First portion Swedish snus launched 2016: First tobacco free nicotine pouches launched Snus / Nicotine Pouches Cigarettes Note: Temporal associations do not demonstrate cause and effect and are subject to inherent limitations. Specific factors associated with changing cigarette sales volumes over time have not been fully analyzed. 20 cigarettes per pack; 21 estimated average pouches in can for snus and nicotine pouches Source: Swedish Match Estimates, SMD Logistics; 2019 TPSAC Meeting Materials and Information | FDA Real-World Data and Evidence on Harm Reduction in Sweden Usage Rates of Snus and Cigarettes in Swedish Men Correlate With a Reduction in Tobacco Related Diseases 20 0 5 10 15 20 25 30 35 40 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Source: Incidence Data - Swedish National Board Of Health And Welfare, Statistical Database (Accessed 5/2023); Prevalence Data: 1980-1998 - Henningfield J, Fagerstrom K Tobacco Control 2001;10:253-257; 2004-2022 – National Public Health Survey/Living Habits/ Tobacco And Nicotine (Accessed 6/2023) 0 5 10 15 20 25 30 Lung Cancer (Men) 0 500 1,000 1,500 Ischemic Heart Disease (Men) Snus Smoking Prevalence of Daily Cigarette Smokers & Snus Users Swedish Males (18-64 yrs) In ci d en ce / 1 0 0 ,0 0 0 In ci d en ce / 1 0 0 ,0 0 0 Note: Temporal associations do not demonstrate cause and effect and are subject to inherent limitations. Specific factors associated with changing daily smoker prevalence, ischemic heart disease and lung cancer over time have not been fully analyzed.

Sweden: Lowest Male Smoking Prevalence in the EU Product Use and Health Harm Reduction 6 12 13 14 15 19 21 22 22 22 27 27 28 29 29 29 31 32 34 34 35 38 39 41 43 45 46 49 0 10 20 30 40 50 60 21 Source: Dataset Special Eurobarometer 506: Attitudes of Europeans towards tobacco and electronic cigarettes, February 2021 Male Smoking Prevalence (2020) One of Lowest Tobacco-Attributable Male Mortality in EU Product Use and Health Harm Reduction 22 72 86 98 99 100 101 105 107 108 113 118 123 130 131 134 141 161 166 177 178 192 192 204 204 208 222 267 0 50 100 150 200 250 300 Male Deaths per 100,000 Attributable to Tobacco, 2019 (GBD) Source: Lars M. Ramström: National availability of snus is clearly associated with lower rates of mortality attributable to tobacco—while country-level implementation of WHO tobacco control measures is not, Global Forum on Nicotine 2022, https://gfn.events/new-research/lars-m-ramstrom-2022/

23 Epidemiology Supports Snus Reduced Risk Claim for Major Smoking Related Diseases Source: Based on 2019 TPSAC Meeting Materials and Information presented in tabular format. Health Effects of Oral Nicotine Products (e.g., ZYN) Long-term Data from Oral Tobacco Product (e.g., Snus) Provides a Basis 24 The oral nicotine category is new but the long-term health effects can be predicted based on oral Snus data given some fundamental assumptions are met • The chemical composition of nicotine pouches contain the same or less amount of harmful and potential harmful constituents compared to Snus • No additional harmful or potentially harmful constituents are added to the nicotine pouch compared to the constituents in Snus • Nicotine exposure for users of nicotine pouches is comparable to that of a Snus user • The nicotine pouch is used in a similar way as Snus

Future Evidence Generation For Relative Risk Reduction

Studies to Show Substantial Evidence on Major Smoking Related Diseases – Our Roadmap

DISEASE AREA	REAL-WORLD DATA STUDIES	CLINICAL STUDIES	LONG-TERM STUDIES
Respiratory	Retrospective RWE COPD Hospitalization Study	COPD FEV1 Slope Decline Study; COPD Feel and Function Study	
Cardiovascular	Retrospective RWE CVOT →	Prospective CV Outcome Trial	
Others	All-cause mortality RWE; Nicotine Pouch RWE		Product Registries

Core Strategy to Show Substantial Evidence in Diseases

- Focus on Epidemiology / Real-World Evidence
- Healthcare Utilization, e.g., hospitalization
- Demonstrate Direct Clinical Benefit:
  - Feel / Symptoms
  - Function / Activity
  - Survival / Mortality

Ongoing | Planned | Plan-B   COPD = Chronic Obstructive Pulmonary Disease   CV = Cardiovascular   CVOT = Cardiovascular Outcome Trial   RWE = Real-World Evidence

25

Nicotine is Not the Primary Cause of Smoking-Related Diseases

What we know

Tobacco smoke contains thousands of chemicals. This **mix of chemicals — not nicotine — is the primary cause of serious disease and death** in tobacco users, including fatal lung diseases … *like chronic obstructive pulmonary disease (COPD), and cancer.* [emphasis added]

US FDA Website (Accessed: May 2023)

Nicotine is addictive, but not intoxicating and not functionally impairing[(a)]

What needs to be better understood

1. **Understand the health risks** of nicotine per-se in different forms of administration
2. **Understand potential benefits of nicotine that consumers report**, and investigate nicotine levels showing such benefits:
   - Concentration, short-term memory, etc.,
3. **Understand therapeutic applications of nicotine**
   - Therapeutic benefit of nicotine as NRT – inhaled NRT likely giving similar nicotine kinetics and experience to cigarettes

(a) John Hughes, Tobacco Control 2001; 10:62-64

26

Nicotine – Potential Medical or Therapeutic Benefits 27 With funding from the US National Institutes of Health (NIH), the MIND (Memory Improvement through Nicotine Dosing) Study is testing whether nicotine can safely improve memory and functioning in people with mild memory loss and mild cognitive impairment www.mindstudy.org Developing nicotine products for treating human diseases may not be practical, except for high unmet need where the demonstrated benefits would justify the risks Potential Benefit Source/Citation Chronic Cough Chest, 2016; 149 (1): 161-5 Anxiety, Depression Neuroreport, 2002; 13 (9): 1097-1106 Schizophrenia Neuropsychophamacology, 2004; 29(7): 1378-85 Ulcerative colitis Alimentary Pharmacology and therapeutics, 2012; 36 (11-12): 997-1008 Attention deficit hyperactive disorder Psychopharmacology, 1996; 123 (1): 55-63 Parkinson’s disease Movement disorders, 2012; 27 (8): 947-57 Mild Cognitive impairment Neurology, 2012; 78 (2): 91-101 Alzheimer’s disease Psychopharmacology, 1992; 108 (4): 485-94 Note: The list of potential benefits was created from a review of third-party studies. PMI has not independently assessed whether the existing evidence is sufficient to support a conclusion that nicotine has a beneficial effect on each of the conditions listed Cost of Regulatory Inaction Encouraging progress being made in many countries – however: • A failure to acknowledge the role that harm reduction can play in bringing about the end of cigarettes seriously hinders the ability of adult-smokers to switch to better alternatives • The science is clear – it is no longer a case of IF smoke-free alternatives are better than cigarette smoking, but BY HOW MUCH they are better • Many policymakers perceive it as safer to abstain from the debate rather than be seen as “siding” with the industry by adopting risk reduction policies • Not making a decision on smoke-free products today is a decision in and of itself — and it’s a decision with consequences • Governments and public health authorities must act — quickly and decisively — rather than remaining tied to outdated approaches that have failed to solve the problem of smoking 28 Embracing harm reduction will accelerate the end of smoking

Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Matthew R. Holman, Ph.D. Vice President & Chief Science & Regulatory Strategy Officer, U.S(a) September 28, 2023 (a) Office of Science Director at FDA’s Center for Tobacco Products (2017-2022) Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 Heated Tobacco Products Applications • IQOS 3.0 MRTPA renewal submitted in July:⎼ Blade technology⎼ Tobacco & menthol flavors⎼ MRTPA claim: ‘complete switching from smoking leads to significant decrease in toxicant exposure’⎼ MRTPA renewal due in July 2024 • IQOS ILUMA PMTAs/MRTPAs submission planned in Q4:⎼ Induction technology⎼ Tobacco & menthol flavors⎼ Same reduced exposure claims as IQOS 3.0 4

Swedish Snus –First MRTP Authorized by FDA


ORIGINAL SWEDISH
General
SNUS
WHITE | 24

- *General* Snus MRTPA renewal submitted in July:
  - Tobacco, mint, & wintergreen flavors
  - MRTPA claim: "*Using General Snus instead of cigarettes puts you at a lower risk of mouth cancer, heart disease, lung cancer, stroke, emphysema, and chronic bronchitis.*"
  - MRTPA renewal due in Oct 2024

5

Nicotine Pouch Applications

- *ZYN* PMTAs submitted in March 2020 :
  - Dry pouches
  - 2 strengths
  - 10 flavors
  - Marketed under enforcement discretion
- *ZYN Ultra* PMTAs submitted in Nov 2021:
  - Moist pouches
  - 2 strengths
  - 10 flavors
  - Not marketed


ZYN
COOL MINT

6

PMTA Authorizations 7 16 of 45 Authorizations (36%) MRTPA Authorizations 8 13 of 16 Authorizations (81%)

Overcoming Regulatory Challenges • Substantial PMTA backlog:⎼ Long queue⎼ Unpredictable timing • PMI is developing innovative products:⎼ Example: IQOS ILUMA converts more smokers than IQOS 3.0 • Confident of success with authorizations:⎼ Submitting robust data on ‘appropriate for protection of public health’⎼ Hired regulatory science experts who can engage⎼ FDA aims to better educate adult smokers 9 Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download

Championing a Smoke-Free World Emmanuel Babeau Chief Financial Officer September 28, 2023 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business and regulatory plans, expectations, opportunities, ambitions, targets, and strategies. These forward-looking statements and anticipated results reflect the current views and assumptions of management and are inherently subject to significant risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward- looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2022 and Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 2

Glossary and Key Terms and Definitions • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 3 Delivering on the Immense Smoke-Free Opportunity 4 • Excellent fundamentals across our business • IQOS & ZYN highly profitable & growing fast • Strong delivery on key 2021-23 targets despite headwinds • Accelerated top-line and strong profit growth to continue over 2024-26 • Expect U.S. to be accretive to volumes, top- and bottom-line growth, incl. investment years • Delivering superior, sustainable growth while investing & rewarding shareholders • Ambition to reach >2/3 smoke-free net revenues by 2030

Smoke-Free World Presents Unprecedented Growth Opportunity What Would Happen if the World Was Smoke-Free Tomorrow? 5Note: Global, incl. U.S., excl. China. Smoke-free represents Heat-not-Burn, oral smoke-free products and e-vapor (excluding open tanks) at estimated pro forma 2022 unit economics Source: PMI Financials or estimates Unit Economics (Index = Cigarettes) PMI Volume Share of Segment Cigarettes Smoke-free ~23% ~50% 2-2.5x Cigarettes Smoke-free 2-3x Net Rev. 2-2.5x Gross Profit Significant Growth Opportunity X = (a) Includes combustible tobacco products, heat not burn, vapor (including open tanks) and oral in stick equivalent units (b) Estimates reflect continuation of current trends Note: Excluding China and includes U.S. Source: PMI Financials or estimates Structural SFP Growth As Industry Transforms 6 Nicotine Industry Volumes by Category(a) 0% 20% 40% 60% 80% 100% 2017 2020 2023 2026 2030 89% 11% 5% ~83% ~17% ~9% 2024-26 Industry Volume CAGRs(b) Total Nicotine(a) Combustibles Smoke-Free Products -2% to stable -4 to -2% 10-15% - HnB - Closed E-Vapor 15-20% 30-35% 10-15% - Nicotine Pouches 70-75% Combustibles 25-30% Smoke-Free HnB E-Vapor Oral >2x SFP Share of Total Nicotine by 2030(b) (b) (b) (b) Incl:

Becoming Substantially Smoke-Free By Net Revenues

Smoke-Free Net Revenues[a]
(% of Total PMI Adj. Net Revenues)


0.7%
3.3%
13.1%
14.3%
19.2%
24.2%
29.5%
32.1%
35.0%
>2/3
2015
2016
2017
2018
2019
2020
2021
2022
H1'23
2030 Vision

(a) Smoke-free net revenues include SFP net revenues and net revenues from the Wellness and Healthcare segment
Source: PMI Financials or estimates

7

Strong Delivery on 2021-23 Key Financial Targets Despite Headwinds

	2021-23 Targets	2021-23 Expected Performance[a]
Shipment Volume CAGR[b]	Broadly stable	~1.5%
Net Revenue Organic CAGR	>5%	~7.5%
Adjusted Diluted EPS CAGR (Excl. currency)	>9%	~11.5%
Operating Cash Flow[c] (in $bn)	~$35	~$34.5-35.5

(a) Incorporates 2023 forecast provided in press release today, September 28, 2023
(b) Reflects total shipment volume for cigarettes and HTUs
(c) At prevailing exchange rates when target provided in Feb. 2021
Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions
Source: PMI Financials or estimates

8

Strong Non-Financial Performance Also Delivered

		Selected Performance Indicators	2021	2022	2025 Aspiration
PRODUCT IMPACT	Maximize benefits of SFPs	% of low- and middle-income[a] markets where smoke-free products are available for sale	42%	42%	>50%
		% of shipment volume covered by markets with youth access prevention programs in indirect retail channels[b]	91%	91%	> 90%
	Reduce post-consumer waste	% of shipment volumes covered by markets with anti-littering programs for cigarettes	n/a	68%	≥80%
OPERATIONAL IMPACT	Foster an empowered and inclusive workplace	% of PMI employees who have access to structured lifelong learning offers	n/a	80%	70%
	Improve quality of life of people in our supply chain	% of contracted tobacco farmers making a living income	n/a	73%	100%
	Tackle climate change	Net carbon emissions scope 1+2 in thousands of metric tons[a][c]	392	328	0
		Absolute scope 3 FLAG GHG emissions reduction vs. 2019 baseline (In line with science-based targets)[a]	(30%)	(24%)	(18%)

(a) Including Swedish Match; (b) Total shipment volume includes cigarettes, OTPs, and smoke-free product consumables; (c) Emissions from PMI-operated *IQOS* stores are partially excluded from scope 1+2 emissions, as de minimis. In 2022, a portion of PMI's retail stores (representing approx. 10% of total retail surface area) have been included in the scope 1+2 emissions
Note: Data exclude Swedish Match unless otherwise indicated

9

Sustainability at the Core of Our Transformation

- Driving shareholder returns is dependent on delivering on transformation
- Product transformation at the core of sustainable growth and becoming a more sustainable company
- Increasingly direct link to our executive compensation

Performance Share Unit Metrics


Sustainability Index 30%
10%
20%
EPS 30%
TSR 40%
PRODUCT SUSTAINABILITY
OPERATIONAL SUSTAINABILITY

Source: PMI Proxy Statement 2023

10

Integrating Smoke-Free Transformation into Financing Strategy

- Responds to our most material sustainability topic – product health impact
- Business transformation-linked financing instrument issued in September 2021
- Strong support from finance community for our performance-linked financing

Revolving Credit Facility

USD **2.5bn**



Business Transformation-Linked Financing Framework
August 2021
PHILIP MORRIS INTERNATIONAL

11

Value Drivers: Smoke-Free Success & Perceived Sustainability of Growth



Average 12-Month Forward P/E(a)
(Jan. 1, 2021 – Sep. 16, 2023)
Imperial 6.8
BAT 8.8
Altria 10.2
JT 14.2
Kraft-Heinz 14.6
Roche 15.8
PMI 17.5
Johnson & Johnson 18.5
Unilever 19.0
Kimberly-Clark 21.5
Swedish Match 21.9
Anheuser-Busch InBev 22.0
Mondelez International 23.3
Nestlé 25.1
Colgate-Palmolive 25.6
Procter & Gamble 26.2
PepsiCo 27.3
Coca-Cola 27.5
Diageo 28.0
Heineken 29.8
McDonald's 30.2
~2/3
Smokefree Segment Sales(b)

(a) Swedish Match measured from September 1, 2020 to May 1, 2022
(b) Based on Swedish Match's reported 2021 Smokefree segment sales published on February 16, 2022
Note: PMI TSR Peer Group
Source: Bloomberg

12

Robust TSR, Despite Currency and Valuation



USD TSR in %
(Jan. 1, 2021 – Sep. 16, 2023)
PMI #2
Anheuser-Busch InBev (15.8)
Heineken (14.9)
Roche (8.8)
Colgate-Palmolive (8.7)
Unilever (6.0)
Kimberly-Clark 2.2
Diageo 6.6
Nestle 7.2
Kraft-Heinz 8.5
BAT 9.3
Johnson & Johnson 10.3
Coca-Cola 14.8
Procter & Gamble 18.1
S&P 500 23.6
Imperial Brands 28.5
Mondelez International 30.1
JT 30.6
PepsiCo 30.8
Altria 31.8
PMI 32.0
McDonald's 37.9

Note: PMI TSR Peer Group
Source: Bloomberg

13

Accelerated Top-Line, Strong Profit Growth Targeted for '24-26

Positive
Total Shipment Volume CAGR(a)

6-8%
Net Revenue Organic CAGR

8-10%
Adjusted OI Organic CAGR

9-11%
Adjusted Diluted EPS Currency-Neutral CAGR(b)

Volume growth company, further enhanced by ZYN
Excellent OI growth driving margin expansion
Strong bottom-line performance from continued business momentum

(a) Reflects cigarettes, HTUs and oral smoke-free products (excluding U.S. Chew)
(b) At current corporate income tax rates
Note: Growth rates presented on an organic basis reflect currency-neutral underlying results, excluding acquisitions
Source: PMI Financials or estimates

14

Smoke-Free Transformation Driving Growth

Smoke-Free Products Growth Engine

- Strong top-line growth driven by rapidly increasing volumes & user base
- Investments in innovation and expansion to support growth
- Supporting OI growth through favorable mix, manufacturing productivities & efficiencies

Resilient Combustible Leadership Supports Smoke-Free Success

- Top-line growth with lower volumes more than offset by pricing
- Supporting OI growth through strong pricing, manufacturing productivities & efficiencies

15

Attractive SFP Volume Growth Supported by Investments

($/000, 2022)	Intl. Cigarettes *Average*	Intl. *IQOS* (Incl. devices)[(a)] *Average*	*Mid-Term Opportunity*	Current Ratio *vs Cig.*	Nordics NPs *Average*
Net Revenue	~35	~85		~2.5x	~100
COGS	~12	~30	~25	~2.5x	~40
Gross Profit	~23	~55		~2.5x	~60
Commercial/ R&D Costs	~3	~25	<20	~7x	~30
Product Contribution	~20	~30	40+	~1.5x >2x	~30

IQOS & nicotine pouches already compare favorably to highly-optimized cigarette business, with scale opportunities over time

(a) *IQOS* financials, including devices, allocated to HTU on per '000 basis
Note: 1 can of Nordics nicotine pouches (NPs) contains on average 21 pouches
Source: PMI Financials or estimates

16

U.S.: Attractive & Substantial Growth Opportunity

($/000, 2022)	Intl. Cigarettes *Average*	Intl. *IQOS* (Incl. devices)[a] *Average*	U.S. *ZYN*	Ratio *vs Intl. Cig.*	U.S. *IQOS* (Incl. devices) (Illustrative[a][b])	Ratio *vs Intl. Cig.*
Net Revenue	~35	~85	~190	~5.5x	~150 *Assumes Premium U.S. CC NR*	~4x
COGS	~12	~30	~40	~3x	~30 *Assumes IQOS Intl. Avg*	~2.5x
Gross Profit	~23	~55	~150	~6.5x	~120	~5x
Commercial/ R&D Costs	~3	~25	~35	~12x	~40-50 *At scale (higher in launch phase)*	~13-16x
Product Contribution	~20	~30	~115	~6x	~70-80	~3-4x

Highly attractive economics vs. PMI international business

U.S. ZYN similar economics to U.S. Moist Snuff

(a) *IQOS* financials, including devices, allocated to HTU on per '000 basis
(b) Illustratively, assuming same estimated net revenue per thousand (net of MSA related payments) as U.S. cigarettes, same COGS as international IQOS, and estimated level of commercial costs once at moderate national scale
Note: 1 can of U.S. *ZYN* contains 15 pouches
Source: PMI Financials or estimates

17

Formidable U.S. Growth Engine Adding *IQOS* to *ZYN*

- Swedish Match U.S. business already significant and growing fast:
  - On track for >$2bn net revenues and close to $1bn OI in 2024
  - *IQOS* will further enhance growth engine
- Plan to invest behind both *IQOS* and *ZYN*:
  - Ongoing investment supporting *ZYN*
  - *IQOS* scale-up timing dependent on *ILUMA*
- Expect strong double-digit volume, net revenue and OI growth throughout 2024-26, incl. peak incremental investment years

18

19 Strong Overall Financial Model for Sustainable Growth Delivering sustainable growth while investing and rewarding shareholders Volume Growth Positive Mix Pricing Invest for Growth / Cost Efficiencies Strong Top- & Bottom-Line Performance =&++ Target 6 consecutive years of volume growth through 2026 Higher smoke-free volumes at higher net revenue per unit Strong combustible pricing power with potential for smoke- free Disciplined investment in high return categories while generating cost efficiencies Source: PMI Financials or estimates 20 (a) Pro forma, includes Swedish Match and PMI (b) Includes HTUs, nicotine pouches, snus and moist snuff. One pouch measured as one unit Source: PMI Financials or estimates Targeting Strong Smoke-Free Volume Progression PMI Nicotine Pouch Shipment Volumes(a) (in million cans) 2014 2017 2020 2023 Est. 2026 Target 800-1,000 370-400 127 4 PMI HTU Shipment Volumes (in billion units) 2014 2017 2020 2023 Est. 2026 Target 125-130 180-200 76 36 −− Implies >200bn Smoke-Free Unit Volumes in 2026(b) Top-line Driver #1: Volume Growth

Positive HTU Mix Consistently Generating Top-Line Growth

Top-line Driver #2:
Positive Mix

Price/Mix (Net Revenue per Unit)[(a)]
(Organic Variance vs. PY)



Total
8.0%
6.9%
5.3%
5.5%
Pricing/Other Mix
5.3%
3.9%
2.4%
2.6%
HTU Category Mix
2.7%
3.0%
2.9%
2.9%
2019
2020
2021
2022

ZYN
~50bps
Positive Mix
H1'23[(b)]

(a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume
(b) Product mix, ex-currency, impact on a pro forma total PMI basis
Note: Category mix is calculated at market group level considering market group specific volume contribution and net revenue rates which are then added up to reach total PMI impact. Growth rates presented on an organic basis reflect currency-neutral adjusted results and "like-for-like" comparisons, where applicable
Source: PMI Financials or estimates

21

Pricing Power Provides Third Engine of Growth

Top-line Driver #3:
Pricing

Pricing Variance[(a)]
(Change vs. PY)



3.7%
2.7%
2.7%
2.7%
5.0%
(3.3)%
7-8%
0-1%
2020
2021
2022
2023 Est.(b)
Combustible
HTU

Target Robust Pricing Across Portfolio (2024-26)

(a) Pricing variance is based on adjusted net revenues per each category respectively
(b) The 2023 estimate excludes a potential favorable ruling in the Germany excise tax surcharge case
Source: PMI Financials or estimates

22

23 Smoke-Free: Price Position & Segmentation Provides Flexibility (a) Top markets representing >90% of HTU volumes (b) Represents volume-weighted average price of HTUs relative to cigarettes (c) Represents average price of ZYN in stick equivalent units relative to cigarettes in U.S. Source: PMI Financials or estimates • Lower price to incentivize smokers to switch • Clear focus on volume growth, however untapped pricing power on SFPs exists • HTUs & U.S. nicotine pouches are typically priced closer to mid-price cigarettes despite premium brand position • Good price productivity on both categories H1’23 Price Position (Index 100 = Medium Cigarettes) HTUs(b) ~(105) Premium Cigarettes (120) Medium Cigarettes (100) 120 110 90 100 Nicotine Pouches(c) (90) Top Int’l Markets(a)U.S. Medium Cigarettes (100) Premium Cigarettes (125) 2024-26: Target Enhanced Margins & Strong OI Growth 24 [Reinvestment] [BV1] [Swedish Match] [HTU Mix Impact] [Pricing] [Manuf. Productivity] 2018-20 2021-23 Est. 2024-26 HTU Mix Impact Combustible Pricing Manuf. Productivity Investment Combustible Volume HTU Mix Impact Combustible Pricing Manuf. Productivity Investment Supply Chain Disruption ILUMA Transition Inflation Note: Represents organic OI margin change. Growth rates presented on an organic basis reflect currency-neutral adjusted results and "like-for-like" comparisons, where applicable. Chart is not to scale Source: PMI Financials or estimates Rapid SFP Growth SFP i I t Pricing $2b Gross Efficiencies New Innovations / Launches Remaining Inflation +90 bps c. -10 to +30 bps Positive OI Margin Avg. Annual Organic Increase

Positive Gross Margin Outlook • Strong top-line driven by volume growth and positive mix from IQOS & ZYN • Pricing power to offset inflation • Optimizing ILUMA supply chain as scale grows • Target further $1bn in 2024-26 gross manufacturing & supply chain efficiencies:⎼ Productivities across SFPs and combustibles⎼ Minimizing airfreight shipments 25 Source: PMI Financials or estimates SG&A: Investing for Growth & Supporting Margins • Investing for growth:⎼ IQOS and ZYN brand equity and innovation⎼ U.S. opportunity, behind IQOS and ZYN⎼ New market and category expansion incl. oral nicotine⎼ Further digital capabilities • Target further $1bn gross SG&A efficiencies 2024-26:⎼ Reducing cost per user through scale and optimized commercial engine⎼ Digitalization and leaner processes, judicious cost management • Operating leverage of ‘fixed’ investments as scale grows • Continue to target SG&A growth below strong top-line progression 26 Source: PMI Financials or estimates Invest for Growth & Drive Efficiencies

Expect Excellent Net Profit Growth

8-10%
Adjusted OI
Organic 2024-26 CAGR

9-11%
Adjusted Diluted EPS
Currency-Neutral 2024-26 CAGR[(a)]

- Accelerated top-line outlook: volumes, mix & pricing
- Investing for growth while generating efficiencies
- Best-in-class organic OI and currency-neutral EPS growth

Transformation driving a more sustainable & fast-growing business

(a) At current corporate income tax rates and excluding share buy-backs
Note: Growth rates presented on an organic basis reflect currency-neutral underlying results, excluding acquisitions
Source: PMI Financials or estimates

27

Strong Financial Performance & Rewards to Shareholders

- Unwavering commitment to progressive dividend policy
- Sixteen years of dividend growth
- Total increase of ~183% since 2008
- Target dividend pay-out ratio of 75% over time


PMI Dividend
CAGR: 7.2%
$5.20
$1.84
2008
2023

Note: Dividends for 2008 and 2023 are annualized rates. The 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The 2023 annualized rate is based on a quarterly dividend of $1.30 per common share, declared September 13, 2023
Source: PMI Financials or estimates

28

Highly Cash Generative With Focus on Rapid Deleveraging

Capital Allocation Priorities

Operating Cash Flow	• Expect robust 2024-26 Operating Cash Flow of $36-39bn, at prevailing exchange rates
Organic Growth	• Reinvest in innovation and growth of smoke-free portfolio: – Expect 2024-26 capital expenditures of $3.5-3.7 billion with ~75% in SFP
Dividends	• Steadfast commitment to progressive dividend policy
Deleveraging	• Target ~2.0x net debt to adjusted EBITDA by end of 2026 to enhance agility: – As expected, 2023 leverage to be broadly in line with 2022
Share Buy-Backs	• Could be considered once confirmed fully on-track for 2026 leverage target, subject to Board approval

Source: PMI Financials or estimates

29

2030 Vision: Substantially Smoke-Free by Net Revenues

Smoke-Free
>2/3
of Net Revenue

Smoke-Free % of Net Revenue	Estimated Number of Markets
50-75%	~20
>75%	~40

Achieving 2/3 Smoke-Free Includes:

- Continued *IQOS* growth in key geographies
- Further progress in early stage *IQOS* markets
- Continued strong U.S. *ZYN* performance
- Excise tax developments consistent with recent trends

Can Further Accelerate With:

- Further adoption of THR-focused regulatory and fiscal policies
- Access to more new markets for SFPs
- Accelerated U.S. innovation incl. rapid *ILUMA* authorization

Source: PMI Financials or estimates

30

Smoke-Free Products Driving Sustainable Growth & Strong Returns to Shareholders • Global smoke-free champion with unrivalled duo: IQOS and ZYN • On track for strong 2023 performance • Exciting growth outlook in 2024–26 and beyond • Formidable financial model from transformation • Aiming to be substantially smoke-free by 2030 31 Steadfast commitment to rewarding shareholders Championing a Smoke-Free World Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download